UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06652

Exact name of registrant as specified in charter:	Aberdeen Investment Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Shareholders.

Aberdeen Investment Funds

Semi-Annual Report

April 30, 2018

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Table of Contents

Market Review	Page 1
Aberdeen Select International Equity Fund	Page 2
Aberdeen Select International Equity Fund II	Page 8
Aberdeen Total Return Bond Fund	Page 14
Aberdeen Global High Income Fund	Page 28

Financial Statements	Page 38

Notes to Financial Statements	Page 52

Shareholder Expense Examples	Page 71

Investors should carefully consider a fund’s investment objectives, risks, fees, and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund, (each a “Fund” and collectively the “Funds”) are distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995. Registration with the Securities and Exchange Commission does not imply any certain level of skill or training.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for the Funds is included in the Funds’ semi-annual and annual reports to shareholders. The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Funds make their most recent Forms N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the SEC’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 866-667-9231; and (ii) on the SEC’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2018, it seemed that global financial markets could have been the subject of a modern-day Charles Dickens novel, as they experienced “A Tale of Two Halves.” From late 2017 into the first month of 2018, global stock markets rallied on investors’ optimism regarding generally strong corporate earnings reports, U.S. tax reform, and relatively steady economic growth. An upsurge in volatility characterized the last three months of the reporting period, as investors mulled the possibility that rising inflation could prompt more aggressive interest-rate hikes from global central banks. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began to consider the assessment of import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic agreement between North and South Korea to pursue a peace treaty, which would officially end the Korean War, also lifted investor sentiment.

Against this backdrop, the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, advanced 3.8% for the six-month period ended April 30, 2018. Shares of Japanese large-cap companies and international small-cap stocks were the strongest performers among global developed markets, with the Tokyo Stock Exchange Index (TOPIX) and the MSCI All-Country (AC) World ex USA Small Cap Index up 5.7% and 5.6%, respectively, for the reporting period. Global emerging equity markets, as measured by the MSCI Emerging Markets (EM) Index, outperformed their developed-market counterparts, gaining 4.9% for the same period.

U.S. equity indices rose sharply over the reporting period despite several bouts of volatility. Overall corporate results during the period generally met or exceeded expectations. Investors’ optimism regarding impending tax reform, which subsequently was implemented in early 2018, buoyed the U.S. market in late 2017 and early in the new year. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. U.S. large-cap stocks, as measured by the broader-market S&P 500 Index, gained 3.8% for the reporting period, modestly outperforming the 3.7% and 3.3% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap and Russell 2000 indices, respectively. However, the positive outlook eventually was tempered by investors’ concerns about rising inflation requiring more aggressive interest-rate hikes by global central banks, most notably the U.S. Federal Reserve.

Shares of large-cap companies in the Asia-Pacific region also garnered positive returns over the reporting period, weathering the tensions about U.S. trade policy. Hong Kong exchange-listed stocks were the market leaders, benefiting from generally improving economic data and the central bank’s efforts to shore up the nation’s currency. However, in early 2018, investors grew skittish over a potentially accelerated pace of interest-rate hikes by major global central banks. An escalating trade spat between the U.S. and major trading partners, particularly China, further dented investor sentiment.

Within the emerging markets, South African stocks rose on investors’ optimism over the election of new President Cyril Ramaphosa. The Brazilian market was buoyed by encouraging economic signals and a court’s decision to uphold former President Luiz Inácio Lula da Silva’s corruption conviction. Russian equities gained ground amid higher energy prices and the central bank’s interest-rate cuts, which outweighed the impact of additional sanctions towards the end of the period.

Global bond markets were not spared from the volatility in the financial markets over the reporting period. Nonetheless, the Bloomberg Barclays Global Aggregate Bond Index, a fixed-income market benchmark, managed to record a total return of 1.2% for the period despite rising interest rates in the U.S. Yields on the two- and ten-year notes were up by corresponding margins of 89 and 57 basis points (bps), ending the period at 2.49% and 2.95%, respectively. Moving to the eastern side of the Atlantic Ocean, the European Central Bank announced a reduction in monthly asset purchases to €30 billion (roughly US$35 billion) beginning in January 2018, and indicated that the program will continue for another nine months from that date. Asian and emerging-market government bond yields generally rose over the reporting period; the increases were sharper in the second half, particularly in April 2018. Several Asian central banks also raised policy rates during the period, including Malaysia and Korea, spurred by firm economic growth and growing external inflation risks. Emerging fixed-income markets declined 2.4% over the period, as measured by the J.P. Morgan EMBI Global Diversified Index. Investment grade2 countries underperformed their high-yield counterparts, as the latter are more sensitive to U.S. Treasuries. Venezuela was among the weakest performers over the reporting period after the government announced its intention to restructure its external debt obligations. Later in the period, however, there was a partial recovery in the Venezuelan market, as investors sought to purchase the distressed securities after sovereign bonds traded down to US$0.20, and later as the market began to price in regime change, given the country’s deteriorating economic situation.

Despite facing headwinds from rising interest rates in the U.S., global real estate markets ended the reporting period in positive territory, with the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index returning 2.5%. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained. Therefore, excess supply thus far has been limited to certain markets and, in our view, market fundamentals generally remain solid.

Outlook

While volatility persists in global stock markets, we believe that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. We remain optimistic regarding the macroeconomic backdrop within the U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remain robust and are manifesting themselves through strong demand and revenue growth for many sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. In our view, the rise in oil prices is unlikely to prompt a surge in inflation, enabling a measured pace of monetary policy normalization in the major economies.

While we believe that there may still be periods of choppier waters, the market volatility may not be entirely bad, as it may moderate company valuations and compel investors to refocus on fundamentals. In our view, the positive backdrop remains characterized by strong global economic growth. Furthermore, we believe that U.S. tax reform should lead to less issuance of debt by U.S. companies and some corporate deleveraging. Nevertheless, tension between the U.S. and China around their future trade relationship is causing uncertainty.

Aberdeen Standard Investments*

*	Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments. In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd., Aberdeen Asset Management Ltd., Aberdeen Asset Management Asia Ltd., Aberdeen Asset Capital Management, LLC, Standard Life Investments (Corporate Funds) Ltd., and Standard Life Investments (USA) Ltd.

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

2018 Semi-Annual Report	1

Aberdeen Select International Equity Fund (Unaudited)

The Aberdeen Select International Equity Fund (Institutional Class shares net of fees) returned 0.66% for the six-month period ended April 30, 2018, versus 3.71% for its benchmark, the MSCI All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Growth Funds (comprising 73 funds), as measured by Lipper, Inc., was 2.28% for the period.

International equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress1 in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic agreement between North and South Korea to pursue a peace treaty, which would officially end the Korean War, also lifted investor sentiment.

Among the Fund’s individual holdings, Check Point Software Technologies was a significant detractor from the relative performance versus the benchmark MSCI AC World ex USA Index for the reporting period. The Israeli IT company posted strong results over the reporting period, but its share price fell because of “growing pains” with its enlarged sales force, which could dampen growth. The Fund’s holding in mobile satellite communications company Inmarsat detracted from performance due to its relatively mixed earnings reports and concerns about costs associated with its in-flight connectivity network rollout. Nonetheless, Inmarsat operates in an industry with numerous end-markets and high barriers to entry, and also pays an attractive dividend, which has grown consistently over the long term. The position in Japan Tobacco Inc. also detracted from Fund performance. The company’s shares declined as competing novel nicotine products continued to take market share from its domestic cigarette sales.

Conversely, the holding in diagnostic instruments manufacturer Sysmex Corp. bolstered the Fund’s relative performance as investors took a positive view of its clinical testing devices. The position in hospitality company Whitbread was a notable contributor to Fund performance after its share price jumped on news that it would spin off its Costa Coffee chain from the remainder of its business. Finally, the holding in AIA Group benefited the Fund’s relative performance as the multi-lines insurer posted generally positive results over the reporting period.

During the reporting period, we initiated a holding in Yum China, a leading restaurant-chain operator, as we like its mix of brands and believe that it may potentially benefit from attractive business prospects in China. We trimmed the Fund’s holdings in Shin-Etsu Chemical Co. and Taiwan Semiconductor Manufacturing Co. in an effort to diversify2 the Fund’s exposure to the semiconductor industry by reinvesting the sales proceeds into a new position in Infineon Technologies. We believe that Infineon Technologies is a high-quality business with a net-cash balance sheet that is well-established in automotive end-markets, and also serves the industrial automation market.

We exited the Fund’s position in Canadian telecommunications company Telus Corp. to fund what we believed were better opportunities elsewhere. We sold the Fund’s shares in Hong Kong rail and property firm MTR Corporation. In our view, the stock’s valuation has captured many of the positives within the business, but not some of the risks associated with expanding the rail franchise beyond its core geographical areas.

Volatility persists in global stock markets. Nonetheless, we believe that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can stay resilient in the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

2	Semi-Annual Report 2018

Aberdeen Select International Equity Fund (Unaudited) (concluded)

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	3

Aberdeen Select International Equity Fund (Unaudited)

Average Annual Total Return* (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC**	0.52%	9.55%	2.68%	(1.31)%
Institutional Class	w/o SC**	0.66%	9.83%	2.94%	(1.07)%

†	Not Annualized
*	Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2008) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include December 2016 and February 2017 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 9.55%, 1.54%, and (1.86)%, respectively, for the 1-year, 5-year, and 10-year periods ended April 30, 2018. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 9.83%, 1.81%, and (1.61)%, respectively, for the 1-year, 5-year, and 10-year periods ended April 30, 2018. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see Note 2(g) and the Fund’s prospectus dated February 28, 2018 for further information.
**	Class A shares and Institutional Class shares are not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund, Morgan Stanley Capital International All Country World ex-USA Index (MSCI ACWI ex-USA Index), and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

4	Semi-Annual Report 2018

Aberdeen Select International Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	93.1%
Preferred Stocks	9.1%
Short-Term Investment	1.7%
Government Bonds	–%
Liabilities in Excess of Other Assets	(3.9)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Consumer Staples	18.6%
Financials	16.5%
Health Care	13.1%
Information Technology	12.4%
Industrials	10.9%
Consumer Discretionary	8.5%
Telecommunication Services	6.8%
Materials	6.3%
Energy	4.6%
Real Estate	4.5%
Other	(2.2)%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	3.3%
AIA Group Ltd.	3.3%
Henkel AG & Co. KGaA, Preferred Shares, 1.33%	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0%
Jardine Matheson Holdings Ltd.	2.7%
Fomento Economico Mexicano SAB de CV, ADR	2.7%
Vodafone Group PLC	2.6%
Japan Tobacco, Inc.	2.6%
Samsonite International SA	2.6%
Fresenius Medical Care AG & Co. KGaA	2.6%
Other	71.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	20.0%
Japan	15.5%
Germany	10.4%
Hong Kong	8.5%
Switzerland	7.3%
Republic of South Korea	5.8%
United States	4.3%
Brazil	3.4%
Singapore	3.3%
Taiwan	3.0%
Other	18.5%
100.0%

2018 Semi-Annual Report	5

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.1%)
AUSTRALIA (1.2%)
Health Care (1.2%)
CSL Ltd. (a)	18,500	$2,369,647
BRAZIL (0.8%)
Energy (0.8%)
Ultrapar Participacoes SA, ADR	89,600	1,551,872
CANADA (2.7%)
Industrials (1.2%)
Ritchie Bros Auctioneers, Inc.	69,000	2,254,948
Materials (1.5%)
Nutrien Ltd.	62,640	2,851,597
		5,106,545
CHINA (2.4%)
Consumer Discretionary (1.7%)
Yum China Holdings, Inc.	77,600	3,318,176
Information Technology (0.7%)
Tencent Holdings Ltd.	27,800	1,366,728
		4,684,904
FRANCE (1.9%)
Consumer Staples (1.9%)
L’Oreal SA (a)	14,900	3,587,766
GERMANY (7.2%)
Health Care (4.6%)
Bayer AG (a)	32,500	3,884,386
Fresenius Medical Care AG & Co. KGaA (a)	49,100	4,982,214
		8,866,600
Information Technology (1.0%)
Infineon Technologies AG	77,000	1,971,639
Materials (1.6%)
Linde AG (b)	13,500	2,990,726
		13,828,965
HONG KONG (8.5%)
Financials (4.8%)
AIA Group Ltd. (a)	697,400	6,232,801
Standard Chartered PLC (a)	285,100	2,994,698
		9,227,499
Industrials (2.7%)
Jardine Matheson Holdings Ltd. (a)	84,600	5,122,843
Real Estate (1.0%)
Swire Pacific Ltd., Class A (a)	201,000	1,986,143
		16,336,485
INDIA (1.0%)
Financials (1.0%)
HDFC Bank Ltd., ADR	20,600	1,973,686
ISRAEL (2.1%)
Information Technology (2.1%)
Check Point Software Technologies Ltd. (b)	41,500	4,005,165
ITALY (1.2%)
Energy (1.2%)
Tenaris SA, ADR	63,600	2,377,368
JAPAN (15.5%)
Consumer Discretionary (1.6%)
Shimano, Inc. (a)	23,300	3,098,169
Consumer Staples (2.6%)
Japan Tobacco, Inc. (a)	188,500	5,067,106
Financials (1.6%)
Japan Exchange Group, Inc. (a)	164,400	3,044,535
Health Care (2.1%)
Sysmex Corp. (a)	45,000	3,975,177
Industrials (1.3%)
FANUC Corp. (a)	12,000	2,570,525
Information Technology (2.3%)
Keyence Corp. (a)	7,200	4,390,411
Materials (2.1%)
Shin-Etsu Chemical Co. Ltd. (a)	39,100	3,923,672
Real Estate (1.9%)
Daito Trust Construction Co. Ltd. (a)	21,600	3,604,282
		29,673,877
LATVIA (0.0%)
Financials (0.0%)
AS Parex Banka (b)(c)(d)	1,424,182	–
MEXICO (2.6%)
Consumer Staples (2.6%)
Fomento Economico Mexicano SAB de CV, ADR	52,600	5,084,318
PHILIPPINES (1.6%)
Real Estate (1.6%)
Ayala Land, Inc. (a)	3,919,300	3,079,751
REPUBLIC OF SOUTH KOREA (2.5%)
Consumer Staples (2.5%)
Amorepacific Group (a)	35,900	4,783,947
SINGAPORE (3.3%)
Financials (2.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	402,429	4,156,521
Telecommunication Services (1.1%)
Singapore Telecommunications Ltd. (a)	798,600	2,112,371
		6,268,892
SOUTH AFRICA (1.6%)
Telecommunication Services (1.6%)
MTN Group Ltd. (a)	302,800	3,042,332

See accompanying Notes to Financial Statements.

6	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
SWEDEN (2.0%)
Industrials (2.0%)
Atlas Copco AB, A Shares (a)	97,900	$3,828,509
SWITZERLAND (7.3%)
Consumer Staples (2.1%)
Nestle SA (a)	51,900	4,020,697
Health Care (5.2%)
Novartis AG (a)	64,000	4,926,355
Roche Holding AG (a)	22,400	4,976,997
		9,903,352
		13,924,049
TAIWAN (3.0%)
Information Technology (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd.	747,000	5,731,296
THAILAND (2.1%)
Financials (2.1%)
Kasikornbank PCL (a)	629,900	3,999,260
UNITED KINGDOM (20.0%)
Consumer Discretionary (2.6%)
Whitbread PLC (a)	84,300	4,959,970
Consumer Staples (3.7%)
British American Tobacco PLC (a)	70,300	3,855,778
Diageo PLC	92,500	3,299,905
		7,155,683
Energy (2.6%)
Royal Dutch Shell PLC, B Shares (a)	138,500	4,944,288
Financials (2.2%)
Prudential PLC (a)	161,600	4,155,386
Industrials (3.7%)
Experian PLC (a)	174,000	3,986,717
Rolls-Royce Holdings PLC (a)(b)	271,200	3,132,129
Rolls-Royce Holdings PLC, C Shares (b)	19,255,200	26,509
		7,145,355
Materials (1.1%)
BHP Billiton PLC (a)	99,600	2,123,712
Telecommunication Services (4.1%)
Inmarsat PLC (a)	559,700	2,891,559
Vodafone Group PLC (a)	1,740,400	5,078,853
		7,970,412
		38,454,806
UNITED STATES (2.6%)
Consumer Discretionary (2.6%)
Samsonite International SA (a)	1,109,400	5,018,219
VENEZUELA (0.0%)
Financials (0.0%)
Banco Venezolano de Credito SA (b)(c)	156	–
Industrials (0.0%)
Cemex Venezuela SACA-I (b)(c)	15,843,815	–
		–
Total Common Stocks		178,711,659
GOVERNMENT BONDS (0.0%)
VENEZUELA (0.0%)
Bonos de la Deuda Publica Nacional (VEF), 16.00%, 08/23/2018 (b)(c)	49,500,000	–
Bonos de la Deuda Publica Nacional (VEF), 18.00%, 04/12/2018 (b)(c)	20,000,000	–
		–
Total Government Bonds		–
PREFERRED STOCKS (9.1%)
BRAZIL (2.6%)
Financials (2.6%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	493,581	4,837,094
GERMANY (3.2%)
Consumer Staples (3.2%)
Henkel AG & Co. KGaA, Preferred Shares, 1.33% (a)	48,600	6,176,318
REPUBLIC OF SOUTH KOREA (3.3%)
Information Technology (3.3%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	3,200	6,362,859
Total Preferred Stocks		17,376,271
SHORT-TERM INVESTMENT (1.7%)
UNITED STATES (1.7%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (d)	3,341,314	3,341,314
Total Short-Term Investment		3,341,314
Total Investments (Cost $218,808,340) (e)—103.9%		199,429,244

Liabilities in Excess of Other Assets—(3.9)%		(7,484,182)
Net Assets—100.0%		$191,945,062

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2018.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	7

Aberdeen Select International Equity Fund II (Unaudited)

The Aberdeen Select International Equity Fund II (Institutional Class shares net of fees) returned 0.76% for the six-month period ended April 30, 2018, versus 3.71% for its benchmark, the MSCI All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Growth Funds (comprising 73 funds), as measured by Lipper, Inc., was 2.28% for the period.

International equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress1 in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

Among the Fund’s individual holdings, Check Point Software Technologies was a significant detractor from the relative performance versus the benchmark MSCI AC World ex USA Index for the reporting period. The Israeli IT company posted strong results over the reporting period, but its share price fell because of “growing pains” with its enlarged sales force, which could dampen growth. The Fund’s holding in mobile satellite communications company Inmarsat detracted from performance due to its relatively mixed earnings reports and concerns about costs associated with its in-flight connectivity network rollout. Nonetheless, Inmarsat operates in an industry with numerous end-markets and high barriers to entry, and also pays an attractive dividend, which has grown consistently over the long term. The position in Japan Tobacco Inc. also weighed on Fund performance. The company’s shares declined as competing novel nicotine products continued to take market share from its domestic cigarette sales.

Conversely, the holding in diagnostic instruments manufacturer Sysmex Corp. bolstered the Fund’s relative performance as investors took a positive view of its clinical testing devices. The position in hospitality company Whitbread was a notable contributor to Fund performance after its share price jumped on news that it would spin off its Costa Coffee chain from the remainder of its business. Finally, the holding in AIA Group benefited the Fund’s relative performance as the multi-lines insurer posted generally positive results over the reporting period.

During the reporting period, we initiated a holding in Yum China, a leading restaurant-chain operator, as we like its mix of brands and believe that it may potentially benefit from attractive business prospects in China. We trimmed the Fund’s holdings in Shin-Etsu Chemical Co. and Taiwan Semiconductor Manufacturing Co. in an effort to diversify2 the Fund’s exposure to the semiconductor industry by reinvesting the sales proceeds into a new position in Infineon Technologies. We believe that Infineon Technologies is a high-quality business with a net-cash balance sheet that is well-established in automotive end-markets, and also serves the industrial automation market.

We exited the Fund’s position in Canadian telecommunications company Telus Corp. to fund what we believed were better opportunities elsewhere. We sold the Fund’s shares in Hong Kong rail and property firm MTR Corporation. In our view, the stock’s valuation has captured many of the positives within the business, but not some of the risks associated with expanding the rail franchise beyond its core geographical areas.

Volatility persists in global stock markets. Nonetheless, we think that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can stay resilient in the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

8	Semi-Annual Report 2018

Aberdeen Select International Equity Fund II (Unaudited) (concluded)

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	9

Aberdeen Select International Equity Fund II (Unaudited)

Average Annual Total Return* (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC**	0.65%	9.45%	2.38%	(0.68)%
Institutional Class	w/o SC**	0.76%	9.75%	2.66%	(0.43)%

†	Not Annualized
*	Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include February 2017 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 9.45%, 1.70%, and (1.02)%, respectively, for the 1-year, 5-year, and 10-year periods ended April 30, 2018. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 9.75%, 1.98%, and (0.76)%, respectively, for the 1-year, 5-year, and 10-year periods ended April 30, 2018. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see Note 2(g) and the Fund’s prospectus dated February, 28, 2018 for further information.
**	Class A shares and Institutional Class shares are not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund II, Morgan Stanley Capital International All Country World ex-USA Index (MSCI ACWI ex-US Index), and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

10	Semi-Annual Report 2018

Aberdeen Select International Equity Fund II (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	92.4%
Preferred Stocks	8.6%
Short-Term Investment	1.4%
Liabilities in Excess of Other Assets	(2.4)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Consumer Staples	18.4%
Financials	16.1%
Health Care	12.7%
Information Technology	12.1%
Industrials	10.8%
Consumer Discretionary	8.6%
Telecommunication Services	6.8%
Materials	6.2%
Energy	4.7%
Real Estate	4.6%
Other	(1.0)%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	3.2%
AIA Group Ltd.	3.2%
Henkel AG & Co. KGaA, Preferred Shares, 1.33%	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0%
Samsonite International SA	2.8%
Fomento Economico Mexicano SAB de CV, ADR	2.8%
Vodafone Group PLC	2.7%
Royal Dutch Shell PLC, B Shares	2.7%
Jardine Matheson Holdings Ltd.	2.6%
Japan Tobacco, Inc.	2.6%
Other	71.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	20.2%
Japan	15.3%
Germany	10.2%
Hong Kong	8.4%
Switzerland	7.1%
Republic of South Korea	5.7%
United States	4.2%
Singapore	3.3%
Brazil	3.2%
Taiwan	2.9%
Other	19.5%
100.0%

2018 Semi-Annual Report	11

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
COMMON STOCKS (92.4%)
AUSTRALIA (1.1%)
Health Care (1.1%)
CSL Ltd. (a)	7,000	$896,623
BRAZIL (0.8%)
Energy (0.8%)
Ultrapar Participacoes SA, ADR	36,000	623,520
CANADA (2.6%)
Industrials (1.1%)
Ritchie Bros Auctioneers, Inc.	27,000	882,371
Materials (1.5%)
Nutrien Ltd.	27,300	1,242,794
		2,125,165
CHINA (2.4%)
Consumer Discretionary (1.7%)
Yum China Holdings, Inc.	32,500	1,389,700
Information Technology (0.7%)
Tencent Holdings Ltd.	11,600	570,289
		1,959,989
FRANCE (1.8%)
Consumer Staples (1.8%)
L’Oreal SA (a)	6,000	1,444,738
GERMANY (7.2%)
Health Care (4.6%)
Bayer AG (a)	14,200	1,697,178
Fresenius Medical Care AG & Co. KGaA (a)	20,000	2,029,415
		3,726,593
Information Technology (1.0%)
Infineon Technologies AG	32,000	819,382
Materials (1.6%)
Linde AG (b)	5,600	1,240,598
		5,786,573
HONG KONG (8.4%)
Financials (4.7%)
AIA Group Ltd. (a)	289,400	2,586,425
Standard Chartered PLC (a)	112,300	1,179,602
		3,766,027
Industrials (2.6%)
Jardine Matheson Holdings Ltd. (a)	35,000	2,119,380
Real Estate (1.1%)
Swire Pacific Ltd., Class A (a)	89,500	884,377
		6,769,784
INDIA (1.0%)
Financials (1.0%)
HDFC Bank Ltd., ADR	8,600	823,966
ISRAEL (2.1%)
Information Technology (2.1%)
Check Point Software Technologies Ltd. (b)	17,200	1,659,972
ITALY (1.2%)
Energy (1.2%)
Tenaris SA, ADR	25,100	938,238
JAPAN (15.3%)
Consumer Discretionary (1.5%)
Shimano, Inc. (a)	9,100	1,210,015
Consumer Staples (2.6%)
Japan Tobacco, Inc. (a)	78,400	2,107,486
Financials (1.7%)
Japan Exchange Group, Inc. (a)	75,000	1,388,930
Health Care (2.0%)
Sysmex Corp. (a)	18,700	1,651,907
Industrials (1.4%)
FANUC Corp. (a)	5,100	1,092,473
Information Technology (2.2%)
Keyence Corp. (a)	2,900	1,768,360
Materials (2.0%)
Shin-Etsu Chemical Co. Ltd. (a)	16,300	1,635,699
Real Estate (1.9%)
Daito Trust Construction Co. Ltd. (a)	9,000	1,501,784
		12,356,654
MEXICO (2.7%)
Consumer Staples (2.7%)
Fomento Economico Mexicano SAB de CV, ADR	23,000	2,223,180
PHILIPPINES (1.6%)
Real Estate (1.6%)
Ayala Land, Inc. (a)	1,630,100	1,280,918
REPUBLIC OF SOUTH KOREA (2.5%)
Consumer Staples (2.5%)
Amorepacific Group (a)	15,000	1,998,864
SINGAPORE (3.3%)
Financials (2.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	174,462	1,801,945
Telecommunication Services (1.1%)
Singapore Telecommunications Ltd. (a)	333,100	881,081
		2,683,026
SOUTH AFRICA (1.5%)
Telecommunication Services (1.5%)
MTN Group Ltd. (a)	120,300	1,208,694
SWEDEN (1.9%)
Industrials (1.9%)
Atlas Copco AB, A Shares (a)	39,700	1,552,521

See accompanying Notes to Financial Statements.

12	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
SWITZERLAND (7.1%)
Consumer Staples (2.1%)
Nestle SA (a)	21,600	$1,673,354
Health Care (5.0%)
Novartis AG (a)	26,600	2,047,516
Roche Holding AG (a)	9,100	2,021,905
		4,069,421
		5,742,775
TAIWAN (2.9%)
Information Technology (2.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.	311,000	2,386,122
THAILAND (2.0%)
Financials (2.0%)
Kasikornbank PCL (a)	261,200	1,658,369
UNITED KINGDOM (20.2%)
Consumer Discretionary (2.6%)
Whitbread PLC (a)	35,111	2,065,830
Consumer Staples (3.7%)
British American Tobacco PLC (a)	29,300	1,607,031
Diageo PLC	37,800	1,348,502
		2,955,533
Energy (2.7%)
Royal Dutch Shell PLC, B Shares (a)	60,900	2,174,059
Financials (2.1%)
Prudential PLC (a)	67,400	1,733,125
Industrials (3.8%)
Experian PLC (a)	79,500	1,821,518
Rolls-Royce Holdings PLC (a)(b)	111,000	1,281,955
Rolls-Royce Holdings PLC, C Shares (b)	7,881,000	10,850
		3,114,323
Materials (1.1%)
BHP Billiton PLC (a)	40,800	869,954
Telecommunication Services (4.2%)
Inmarsat PLC (a)	232,800	1,202,707
Vodafone Group PLC (a)	755,900	2,205,875
		3,408,582
		16,321,406
UNITED STATES (2.8%)
Consumer Discretionary (2.8%)
Samsonite International SA (a)	496,000	2,243,588
Total Common Stocks		74,684,685
PREFERRED STOCKS (8.6%)
BRAZIL (2.4%)
Financials (2.4%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	194,067	1,901,857
GERMANY (3.0%)
Consumer Staples (3.0%)
Henkel AG & Co. KGaA, Preferred Shares, 1.33% (a)	19,400	2,465,444
REPUBLIC OF SOUTH KOREA (3.2%)
Information Technology (3.2%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	1,310	2,604,795
Total Preferred Stocks		6,972,096
SHORT-TERM INVESTMENT (1.4%)
UNITED STATES (1.4%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (c)	1,125,812	1,125,812
Total Short-Term Investment		1,125,812
Total Investments (Cost $81,941,159) (d)—102.4%		82,782,593

Liabilities in Excess of Other Assets—(2.4)%		(1,915,818)
Net Assets—100.0%		$80,866,775

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	13

Aberdeen Total Return Bond Fund (Unaudited)

The Aberdeen Total Return Bond Fund (Institutional Class shares net of fees) returned -1.68% for the six-month period ended April 30, 2018, versus the -1.87% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Core Bond Funds (comprising 220 funds) was -1.80% for the period.

After a relatively calm period in 2017, volatility returned with to global financial markets in the first quarter of 2018, with a major expansion of U.S. fiscal policy, some nascent signs of inflation, and fear of a trade war. U.S. economic growth remained solid over the six-month reporting period, with momentum and expectations accelerating and then receding somewhat. The labor market continued to tighten, with U.S. payrolls expanding by a monthly average of 198,000 during the six-month reporting period. The unemployment rate dipped 0.2 percentage point to 3.9% – its lowest level since April 2000.1 With such tight labor supply and the Consumer Price Index (CPI), an inflation indicator, approaching the U.S. Federal Reserve’s (Fed’s) annualized target rate of 2%, the economy received an unusual and large late-cycle fiscal boost, as the Republican majority in the U.S. Congress enacted tax reform legislation in December 2017. The bill cuts tax rates for corporations and individuals and reduces or eliminates some personal deductions, with estimated cost of more than $1.5 trillion over 10 years. The package is very favorable to corporations, which we believe should be supportive of credit markets as well as business and consumer sentiment. Congress also passed a budget that includes a $400 billion fiscal stimulus package.

The Fed, under the leadership of new Chair Jerome Powell, who succeeded Janet Yellen in early February 2018, appeared to be increasingly confident that the U.S. economy can withstand higher interest rates. The central bank raised its benchmark interest rate in two increments of 25 basis points (bps) to a range of 1.50% to 1.75% following its meetings in December 2017 and March 2018, and revised upward its expectations for the pace at which it will increase rates in 2019. U.S. companies generally reported strong fourth-quarter 2017 earnings results as they began to communicate the effect of the recently implemented U.S. tax cuts on their profits, while estimates of profit growth rose. Investors’ exuberance was curtailed by several economic data releases indicating signs of higher wages and inflation. Political uncertainty further unsettled the markets as the administration of President Donald Trump ramped up its threat of trade wars amid White House cabinet reshuffling. The U.S. announced tariffs on $50 billion in Chinese imports, and the Chinese government responded more promptly than expected. The threat of escalation of geopolitical hotspots also exacerbated the jittery market.

Globally, economic data in the Eurozone softened meaningfully from elevated levels after the beginning of 2018, populists made significant gains in the Italian election in March 2018, and Prime Minister Angela Merkel toiled to establish a coalition government in Germany. The European Central Bank (ECB) demonstrated that it is in no rush to raise interest rates, but scaled back its commitments to expand quantitative easing in the event the economy falters. In the UK, the backdrop of improving wage growth and low unemployment, combined with the news that the UK government and the European Union had agreed on the Brexit transition deal, provided the Bank of England (BoE) with the confidence to raise interest rates further. Economic growth in Japan and Prime Minister Shinzo Abe’s popularity appeared to have peaked, while inflation remained subdued. Conversely, China’s economic growth during the reporting period surprised to the upside, enhancing investor confidence in the emerging markets.

The U.S. Treasury yield curve bear2 flattened in early 2018 after a brief steepening, dominated by moves at the short end. Major developed markets also experienced notable increases in yields in the first two months of 2018. The upward trend in yields resulted from of the expectation of less accommodating global central bank monetary policy accommodation, a drastic rise in U.S. Treasury issuance, as well as reduced demand from central banks and private investors. Global risk markets experienced higher volatility and drawdowns3 as concerns over a potential trade war between the U.S. and China intensified. In the U.S. fixed-income market, the widening spread between the London Interbank Offered Rate (Libor) and the Overnight Indexed Swap4 presented strong headwinds. Spreads for non-U.S. Treasury securities widened dramatically between late January and the end of the reporting period, after narrowing sharply over the previous 12 months. U.S. corporate bonds, as measured by the ICE Bank of America Merrill Lynch (BofA ML) U.S. Corporate Master Index,5 fell 2.3% over the reporting period, while U.S., high-yield bonds, as represented by the ICE BofA ML U.S. High Yield Master II Index,6 declined 0.2%. Excess returns in securitized products were generally positive over the period with the option-adjusted spread of MBS widen the most for the period. The U.S. dollar depreciated against most G107 currencies throughout the reporting period due to concerns about the U.S. government’s funding of its increasing fiscal and trade deficits. Emerging-market equities held up relatively well over the period, but emerging-market debt lost ground.

1	Source: U.S. Department of Labor, May 2018
2	A yield curve bear occurs in an environment in which short-term interest rates are increasing at a quicker pace than long-term rates.
3	Drawdown refers to the peak-to-trough decline during a specific period for an investment, fund or commodity.
4	The London Interbank Offered Rate (Libor) is the most common benchmark interest rate index used to make adjustments to variable-rate loans and credit cards. Global banks use Libor when charging each other for short-term loans. The Overnight Indexed Swap (OIS) is an interest rate swap in which the overnight rate being exchanged for a fixed interest rate.
5	The ICE BofA ML U.S. Corporate Master Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
6	The ICE BofA ML U.S. High Yield Master II Index tracks the performance of U.S. dollar-, Canadian dollar-, euro- and sterling-denominated, below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.
7	The Fund’s investment universe includes six global fixed-income market segments: Core (U.S. investment-grade fixed income); Major (Eurozone, Japan and the UK, among others); Satellites (including, but not limited to Canada, Hong Kong and Switzerland); Convergence (Czech Republic, Hungary and Poland, among others); Commodity (including, but not limited to, Australia, Chile and Russia); and Low Correlation (Brazil, China and Mexico, among others).

14	Semi-Annual Report 2018

Aberdeen Total Return Bond Fund (Unaudited) (continued)

The strongest-performing currencies for the period included the Mexican peso, Colombian peso and South African rand.

The Fund’s investments in its Core U.S. market segment7 generated most of the outperformance versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the reporting period. Security selection was the primary contributor to the Fund’s relative performance, with the bulk of the alpha9 emanating from Treasury Inflation-Protected Securities (TIPS) and investment-grade corporate credits, augmented by commercial mortgage-backed securities (CMBS). The Fund’s yield-curve positioning also benefited performance. Sector allocation decisions contributed to Fund performance, led by an underweight allocation to U.S. Treasuries relative to the benchmark. An underweight allocation to agency mortgage-backed securities (MBS) and an overweight to non-agency MBS also bolstered Fund performance. Conversely, the Fund’s overweight position in asset-backed securities (ABS) relative to the benchmark weighed on relative performance for the period.

On the international front, Fund performance over the reporting period was bolstered by holdings in non-U.S. dollar government bonds and our effective management of currency exposures. The Fund’s commodity segment produced strong results in the fixed-income sector, as holdings in South African government bonds and the country’s currency, the rand, generated substantial alpha.8 The Fund’s positions in government bonds in Russia and Australia also benefited performance; however, currency exposure in Russia and the Czech Republic offset some of the gains. Within the Fund’s low correlation9 segment, bond holdings and currency exposure in Chile, South Africa and New Zealand had a positive impact on performance for the reporting period. Similarly, in the Fund’s satellite segment, New Zealand dollar-denominated bonds contributed to relative performance as the country’s political and policy uncertainty dampened expectations of economic growth and interest-rate hikes. Currency positions in the Fund’s major and convergence segments encountered difficulties as hedging weighed on performance when volatility and correlation rose with the threat of trade and geopolitical conflicts.

We employed derivatives over the reporting period, including U.S. Treasury futures, in an effort to manage the Fund’s overall yield-curve and interest-rate exposure, and protect the Fund from sharply rising yields. We utilized foreign exchange forwards9 in an effort to gain exposure to foreign markets efficiently and to hedge currency risks from sovereign bond holdings. Our use of futures bolstered the Fund’s performance in global interest-rate allocation and yield-curve positioning. The derivatives positions did not have a significant impact on Fund performance for the reporting period.

At the beginning of 2018, we positioned the Fund with a relatively conservative risk profile as we believed that the markets were complacent, particularly to the threat of trade wars. We took profits in the Fund’s positions in foreign government bonds and currencies towards the end of 2017, when their spreads narrowed dramatically versus their U.S. counterparts. In January 2018, we reduced the Fund’s exposure to non-Treasury issues as their spreads tightened significantly when markets became exuberant by fiscal expansion and corporate earnings potential. In addition to a notable underweight allocation to agency MBS relative to the benchmark Bloomberg Barclays U.S. Aggregate Bond Index, we moved the Fund to an underweight to corporate credits while significantly reducing the market beta11 for the CMBS holdings. We sought the relative safety of high-quality ABS, especially after the front-end swap spreads12 widened. After the underperformance of spread sectors due to higher volatility, we gradually covered the Fund’s underweights at what we viewed as fairer valuation levels. For example, we increased the Fund’s exposure to corporate bonds to an overweight relative to the benchmark after the sell-off in the sector, while we reduced the holdings in ABS following a period of strong relative performance. We also increased the Fund’s exposure to foreign bonds and currencies when inflation indicators tempered while the Fed seemed to have tilted to gradual monetary policy-tightening after its March 2018 meeting, which proved to be premature.

We view the base case of our global outlook as a “long goodbye to Goldilocks.” In our opinion, solid global economic growth, slowly firming inflation and a gradual normalization of central bank monetary policy should be constructive for the performance of risk assets. We think there is evidence that global growth is peaking, though we see no sign of a major global recession in our investment horizon.13 Despite indications of slowing capital expenditures and consumer spending, we believe that the modest business investment boom is still in place, while seasonality likely contributed to the slip in consumer spending in the first quarter of 2018. We believe that the impact of fiscal stimuli will increase in mid-2018. In our view, the Fed appears set to continue on the path to raise its benchmark interest rate three times in 2018, as projected by the Fed “dot plot.”14 Hard inflation data most likely will determine the speed of future policy execution, along with the Fed’s slightly hawkish tilt. In our opinion, all these factors, coupled with higher U.S. Treasury supply, will drive yields higher; however, continued asset purchases by the Bank of Japan and the ECB could limit the extent of the rates sell-off globally. Nonetheless, we believe that the economic transition from reliance on monetary easing to fiscal stimuli will not be smooth, particularly with the threat of trade conflicts and inflation. We believe that volatility will remain high, as asset valuations are generally elevated.

7	The Fund’s investment universe includes six global fixed-income market segments: Core (U.S. investment-grade fixed income); Major (Eurozone, Japan and the UK, among others); Satellites (including, but not limited to Canada, Hong Kong and Switzerland); Convergence (Czech Republic, Hungary and Poland, among others); Commodity (including, but not limited to, Australia, Chile and Russia); and Low Correlation (Brazil, China and Mexico, among others).
8	Alpha is a measure of performance that takes the volatility of a mutual fund and compares its risk-adjusted performance to a benchmark index.
9	Correlation is a measure of the degree to which the performance of two securities moves in relation to each other.
11	Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.
12	A swap comprises a financial agreement to exchange cash flows. A swap spread is the difference between the fixed rate component of a given swap and the yield on a Treasury item or other fixed-income investment with a similar maturity.
13	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.
14	The “dot plot” represents the Federal Reserve members’ views on where the federal funds rate should be at the end of the various calendar years as indicated, as well as over the long term.

2018 Semi-Annual Report	15

Aberdeen Total Return Bond Fund (Unaudited) (continued)

We are bearish regarding the Fund’s duration,15 particularly in the U.S., while we have positioned the Fund with a sizeable allocation to international government bonds. We intend to maintain the underweight allocation to agency MBS relative to the benchmark Bloomberg Barclays U.S. Aggregate Bond Index in an effort to protect against higher volatility and negative backdrop of the Fed’s balance-sheet unwinding. While the environment for U.S. household credit has been very strong, we are beginning to see some signs of normalization. Mortgage credit remains tight while the U.S. household debt-to-income ratio recently has risen. In our view, appreciation in home prices and tight supply should remain supportive of residential mortgage credits. Commercial real estate, despite negative headlines in the retail sector, continues to perform well, with positive supply and vacancy trends, and strong demand from overseas buyers keeping cap rates16 steady. Spreads widened during the recent market volatility, but are still tight enough that it pays to be selective, in our opinion. We continue to favor non-agency MBS and single-borrower CMBS, while we feel that there is less value in consumer ABS. We believe that the fundamental backdrop remains relatively positive for investment-grade17 credit, with earnings improving and leverage at manageable levels. After the recent credit spread-widening, we view corporate bonds as more fairly valued, with certain sectors such as banks and short-duration non-financials offering attractive entry points. We believe that the current short-end credit curve will steepen again over the next several months. Considering that the fundamental economic growth story for emerging markets remains intact, we maintain our preference for government bonds issued by countries with strengthening domestic economies and stable-to-improving balance of payments, as well as those that have managed to implement structural upgrades.

President Trump continues to work through his election manifesto with emphasis on “America first.” which we believe constitutes the largest risk to U.S. economic growth prospects and market stability. Despite some escalation of rhetoric, import tariffs have not been imposed and there has been progress on North American Free Trade Agreement (NAFTA) negotiations, which we believe supports the increasingly popular narrative that this is merely a trade skirmish rather than a war. Nonetheless, we believe that trade conflicts and geopolitical tensions are unlikely to dissipate, given questions relating to sanctions on Russia, the Iran nuclear pact, the denuclearization of North Korea, the Chinese political economy, and the lead-up to the mid-term Congressional elections in the U.S. in November 2018 In our view, the market appears to have underpriced European political risk relating to potential governments cobbled together by Euroskeptic18 parties. With the ECB due to taper its quantitative easing, political uncertainties may increase investors’ risk aversion in Europe, which could be further exacerbated by slowing of growth and trade that proven not temporary. These pose downside potential for economic growth and global financial markets. We favor allocating the Fund’s duration budget19 to markets where we believe that monetary policy provides investors with shelter from higher interest rates and are relatively immune or even benefit from the downside scenario. However, it appears that political risks present the biggest challenge for the Fund’s non-U.S. dollar exposure. We believe that the U.S. dollar will weaken due to the government’s increasing fiscal and trade deficits, as the depreciation of the currency presents the most politically expedient channel to address. In our opinion, protectionism and other harmful policies may discourage foreign investors and damage the U.S.’s reserve currency status. However, expectations of higher inflation and interest rates can be positive factors for the U.S. dollar, as well as potential safe-haven demands under a full blown trade or military war. We believe that another risk to our base case is inflation surprising to the upside as spare capacity is eroded in the most advanced economies; how central banks react to them in face of tightening financial conditions may prove challenging. We like the protective property of inflation-linked bonds. In our opinion, local-currency government bonds in the Fund’s commodity market segment should be effective tools amid an environment in which inflation dynamics are changing. We believe that effective management of yield-curve exposure while riding a flattening trend can be another crucial tool in navigating the turbulence in the U.S. fixed-income market.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

15	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
16	The capitalization (“cap”) rate comprises the rate of return on a real estate investment property based on the income that the property is expected to generate.
17	Companies whose bonds are rated as “investment-grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.
18	Euroskeptics are opposed to increasing the powers of the European Union.
19	Duration budgeting comprises the process of analyzing, allocating and deciding to which markets a portfolio’s duration should be allocated.

16	Semi-Annual Report 2018

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware which include those associated with fixed income securities, as well as increased susceptibility to adverse economic developments.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	17

Aberdeen Total Return Bond Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC*	(1.79)%	(0.02)%	1.11%	3.68%
Institutional Class	w/o SC*	(1.68)%	0.18%	1.37%	3.94%

†	Not Annualized
*	Class A shares and Institutional Class shares are not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Total Return Bond Fund, Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index (the “U.S. Aggregate”) is a broad-based flagship benchmark that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate eligible securities also contribute to the multi-currency Bloomberg Barclays Global Aggregate Bond Index and the Bloomberg Barclays U.S. Universal Index, which includes high yield and emerging markets debt.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

18	Semi-Annual Report 2018

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Corporate Bonds	34.2%
Agency Mortgage-Backed Securities	10.7%
Commercial Mortgage-Backed Securities	9.0%
Asset-Backed Securities	8.8%
Non-Agency Mortgage-Backed Securities	8.8%
U.S. Treasuries	8.6%
Government Bonds	7.7%
U.S. Agencies	7.2%
Municipal Bonds	3.8%
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	0.9%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Industries
Commercial Banks	12.5%
Electric Utilities	3.8%
Internet	1.7%
Pharmaceutical	1.7%
Beverages	1.7%
Supranational	1.4%
Diversified Financial Services	1.4%
Auto Manufacturers	1.3%
Insurance	1.1%
Healthcare Providers & Services	1.1%
Other	72.3%
100.0%

Top Holdings*
Norway Government Bond 02/17/2027	2.1%
U.S. Treasury Note 08/15/2027	1.8%
Citigroup, Inc. 07/15/2039	1.5%
International Finance Corp. 08/15/2022	1.4%
U.S. Treasury Note 02/28/2025	1.4%
State of Connecticut General Obligation Unlimited Bonds, Series A 03/15/2032	1.2%
U.S. Treasury Bond 05/15/2038	1.2%
Standard Chartered PLC 09/08/2019	1.0%
Citibank NA 09/18/2019	1.0%
Government National Mortgage Association, MBS 09/20/2046	1.0%
Other	86.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	82.8%
Norway	3.0%
Supranational	2.4%
Canada	2.4%
United Kingdom	1.7%
Malaysia	1.5%
Sweden	1.2%
South Africa	1.1%
Thailand	1.1%
Other	0.9%
Other	1.9%
100.0%

2018 Semi-Annual Report	19

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (8.8%)
CANADA (0.5%)
Golden Credit Card Trust, Series 2017-4A, Class A, 1M USD LIBOR + 0.520%, (USD), 2.42%, 07/15/2024 (a)(b)	$1,418,000	$1,420,823
UNITED STATES (8.3%)
Ally Auto Receivables Trust, Series 2016-2, Class A3, (USD), 1.35%, 05/15/2020	553,258	550,808
American Express Credit Account Master Trust
Series 2017-1, Class A, (USD), 1.93%, 09/15/2022	1,252,000	1,232,582
Series 2017-6, Class A, (USD), 2.04%, 05/15/2023	1,102,000	1,079,959
BMW Vehicle Lease Trust 2017-2, Series 2017-2, Class A3, ABS (USD), 2.07%, 10/20/2020	1,148,000	1,135,237
Capital One Multi-Asset Execution Trust, Series 2017-A5, Class A5, 1M USD LIBOR + 0.580%, (USD), 2.48%, 07/15/2027 (a)	1,729,000	1,740,391
Chase Issuance Trust, Series 2016-A5, Class A5, (USD), 1.27%, 07/15/2021	1,076,000	1,058,381
Citibank Credit Card Issuance Trust
Series 2014-A1, Class A1 (USD), 2.88%, 01/23/2023	1,204,000	1,202,455
Series 2016-A1, Class A1, ABS (USD), 1.75%, 11/19/2021	1,482,000	1,459,340
CNH Equipment Trust
Series 2015-B, Class A4, (USD), 1.89%, 04/15/2022	1,300,000	1,291,262
Series 2017-A, Class A3, (USD), 2.07%, 05/16/2022	1,045,000	1,031,774
Daimler Trucks Retail Trust 2018-1, Series 2018-1, Class A4, ABS (USD), 3.03%, 11/15/2024 (b)	1,493,000	1,490,059
Discover Card Execution Note Trust, Series 2016-A4, Class A4, (USD), 1.39%, 03/15/2022	1,465,000	1,439,093
Ford Credit Auto Lease Trust, Series 2017-B, Class A4 (USD), 2.17%, 02/15/2021	915,000	903,613
Ford Credit Auto Owner Trust, Series 2018-1, Class A (USD), 3.19%, 07/15/2031 (b)	846,000	830,806
Ford Credit Floorplan Master Owner Trust, Series 2017-1, Class A1 (USD), 2.07%, 05/15/2022	1,012,000	994,202
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, (USD), 1.04%, 04/18/2019	339,063	338,522
John Deere Owner Trust, Series 2017-B, Class A3, (USD), 1.82%, 10/15/2021	1,490,000	1,465,322
SLM Student Loan Trust
Series 2011-1, Class A1, (USD), 1M USD LIBOR + 0.520%, 2.42%, 03/25/2026 (a)	283,661	284,485
Series 2011-2, Class A1, (USD), 1M USD LIBOR + 0.600%, 2.50%, 11/25/2027 (a)	677,254	680,941
Series 2013-2, Class A, (USD), 1M USD LIBOR + 0.450%, 2.35%, 09/25/2043 (a)	532,314	534,050
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, (USD), 2.37%, 03/15/2023	1,140,000	1,128,590
Tesla Auto Lease Trust 2018-A, Series 2018-A, Class D, ABS (USD), 3.30%, 05/20/2020 (b)	782,000	778,057
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2A, (USD), 1.06%, 05/15/2019	193,979	193,727
Volvo Financial Equipment LLC, Series 2016-1A, Class A3 (USD), 1.67%, 02/18/2020 (b)	776,408	773,590
		23,617,246
Total Asset-Backed Securities		25,038,069
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.0%)
UNITED STATES (9.0%)
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A (USD), 3.53%, 10/15/2034 (b)	1,271,000	1,275,878
COMM 2016-DC2 Mortgage Trust, Series 2016-DC2, Class ASB (USD), 3.55%, 02/10/2049	1,031,000	1,037,347
Commercial Mortgage Trust
Series 2014-TWC, Class B, (USD), 1M LIBOR + 1.600%, 3.50%, 02/13/2032 (a)(b)	870,000	871,363
Series 2015-DC1, Class ASB (USD), 3.14%, 02/10/2048	1,000,000	995,573
Flagstar Mortgage Trust 2018-1, Series 2018-1, Class A3, CMO (USD), 3.50%, 03/25/2048 (a)(b)	1,201,062	1,175,915
FREMF Mortgage Trust
Series 2012-K21, Class C, (USD), 4.07%, 07/25/2045 (a)(b)	996,583	976,886
Series 2012-K23, Class C, (USD), 3.78%, 10/25/2045 (a)(b)	488,000	470,886
GS Mortgage Securities Corp. II, Series 2017-375H, Class B, (USD), 3.60%, 09/10/2037 (a)(b)	1,375,000	1,328,591
GS Mortgage Securities Corp. Trust
Series 2012-SHOP, Class B (USD), 3.31%, 06/05/2031 (b)	1,363,000	1,364,720
Series 2017-GPTX, Class A (USD), 2.86%, 05/10/2034 (b)	835,714	819,379
Series 2017-GPTX, Class C (USD), 3.30%, 05/10/2034 (b)	1,045,000	1,020,223
GSCCRE Commercial Mortgage Trust, Series 2015-HULA, Class B, (USD), 1M LIBOR + 2.300%, 4.20%, 08/15/2032 (a)(b)	1,340,000	1,345,057
Hilton USA Trust, Series 2016-SFP, Class C, (USD), 4.12%, 11/05/2035 (b)	1,229,000	1,222,419
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class AS (USD), 3.86%, 11/15/2052	1,055,625	1,050,879
Morgan Stanley Capital I Trust
Series 2017-CLS, Class A (USD), 2.60%, 11/15/2034 (a)(b)	1,331,000	1,332,672
Series 2012-C4, Class A4 (USD), 3.24%, 03/15/2045	1,444,000	1,437,077

See accompanying Notes to Financial Statements.

20	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
Sequoia Mortgage Trust 2018-5, Series 2018-5, Class A4, CMO (USD), 3.50%, 05/25/2048 (a)(b)	$1,542,000	$1,524,894
SFAVE Commercial Mortgage Securities Trust
Series 2015-5AVE, Class B (USD), 4.53%, 01/05/2043 (a)(b)	490,000	464,141
Series 2015-5AVE, Class C (USD), 4.53%, 01/05/2043 (a)(b)	960,000	848,063
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class ASB (USD), 3.40%, 06/15/2048	1,160,000	1,161,061
Series 2015-LC22, Class ASB (USD), 3.57%, 09/15/2058	1,210,000	1,218,307
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class AS, (USD), 3.24%, 12/15/2045	1,496,000	1,464,710
WFRBS Commercial Mortgage Trust 2012-C9, Series 2012-C9, Class AS (USD), 3.39%, 11/15/2045	1,391,000	1,379,734
		25,785,775
Total Commercial Mortgage-Backed Securities		25,785,775
NON-AGENCY MORTGAGE-BACKED SECURITIES (8.8%)
UNITED STATES (8.8%)
Agate Bay Mortgage Trust
Series 2014-3, Class B2, (USD), 3.82%, 11/25/2044 (a)(b)	729,157	721,993
Series 2016-3, Class A5 (USD), 3.50%, 08/25/2046 (a)(b)	833,884	829,129
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2 (USD), 5.50%, 10/25/2035	438,427	418,312
Citigroup Mortgage Loan Trust
Series 2005-11, Class A3 (USD), 1 year CMT + 2.400%, 3.71%, 11/25/2035 (a)	510,695	511,395
Series 2015-PS1, Class A1 (USD), 3.75%, 09/25/2042 (a)(b)	585,089	586,656
Credit Suisse Mortgage Capital Trust, Series 2013-7, Class A11 (USD), 3.50%, 08/25/2043 (a)(b)	945,961	930,885
CSMC Trust, Series 2014-WIN2, Class B1, (USD), 3.99%, 10/25/2044 (a)(b)	1,386,108	1,396,513
Flagstar Mortgage Trust, Series 2017-2, Class B2, (USD), 4.14%, 10/25/2047 (a)(b)	1,052,616	1,025,858
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A6 (USD), 5.25%, 07/25/2035	526,960	551,582
IndyMac INDA Mortgage Loan Trust, Series 2005-AR2, Class 3A1 (USD), 3.58%, 01/25/2036 (a)	568,735	526,427
JP Morgan Mortgage Trust
Series 16-1, Class A13 (USD), 3.50%, 05/25/2046 (a)(b)	700,010	680,979
Series 2005-A4, Class 3A1 (USD), 3.41%, 07/25/2035 (a)	350,171	356,373
Series 2005-A5, Class 2A2 (USD), 3.69%, 08/25/2035 (a)	707,781	730,212
Series 2006-S1, Class 2A6 (USD), 6.00%, 04/25/2036	667,595	708,469
Series 2013-1, Class B1 (USD), 3.49%, 03/25/2043 (a)(b)	913,511	910,882
Series 2014-IVR3, Class 3A1 (USD), 2.77%, 09/25/2044 (a)(b)	534,942	522,540
Series 2014-IVR6, Class AM (USD), 2.74%, 07/25/2044 (a)(b)	445,084	441,741
Series 2016-5, Class A1 (USD), 2.60%, 12/25/2046 (a)(b)	698,537	689,549
Series 2017-1, Class A3, (USD), 3.50%, 01/25/2047 (a)(b)	52	52
Series 2017-2, Class A5, (USD), 3.50%, 05/25/2047 (a)(b)	1,074,958	1,064,125
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3 (USD), 3.75%, 05/25/2054 (a)(b)	662,092	664,184
Series 2017-1A, Class A1, (USD), 4.00%, 02/25/2057 (a)(b)	1,281,103	1,295,428
Series 2017-2A, Class A3, (USD), 4.00%, 03/25/2057 (a)(b)	920,987	931,304
PHH Mortgage Trust, Series 2008-CIM1, Class 21A1 (USD), 6.00%, 05/25/2038	898,390	918,810
Sequoia Mortgage Trust
Series 2013-11, Class B3, (USD), 3.66%, 09/25/2043 (a)(b)	656,707	644,170
Series 2017-1, Class A4 (USD), 3.50%, 02/25/2047 (a)(b)	1,040,962	1,036,739
Series 2017-1, Class B2, (USD), 3.64%, 02/25/2047 (a)(b)	679,925	657,643
Series 2017-CH1, Class A13, (USD), 4.00%, 08/25/2047 (a)(b)	595,833	594,717
Series 2017-CH2, Class A13 (USD), 4.00%, 12/25/2047 (a)(b)	902,867	901,098
Shellpoint Co-Originator Trust, Series 2016-1, Class 1A10 (USD), 3.50%, 11/25/2046 (a)(b)	433,224	429,237
Structured Asset Securities Corp., Series 2004-18H, Class A5 (USD), 4.75%, 10/25/2034	937,372	960,128
Thornburg Mortgage Securities Trust
Series 2007-4, Class 2A1 (USD), 3.34%, 09/25/2037 (a)	528,290	526,992
Series 2007-4, Class 3A1 (USD), 3.44%, 09/25/2037 (a)	80,305	80,953
WaMu Mortgage Pass Through Certificates, Series 2005-AR7, Class A3 (USD), 3.28%, 08/25/2035 (a)	687,286	692,160
Wells Fargo Mortgage Backed Securities Trust, Series 2006-10, Class A4 (USD), 6.00%, 08/25/2036	523,518	523,724
WinWater Mortgage Loan Trust, Series 2015-2, Class B3, (USD), 3.91%, 02/20/2045 (a)(b)	626,254	612,607
		25,073,566
Total Non-Agency Mortgage-Backed Securities		25,073,566

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	21

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (34.2%)
CANADA (1.9%)
Commercial Banks (1.9%)
Canadian Imperial Bank of Commerce (USD), 2.10%, 10/05/2020	$2,089,000	$2,038,492
Royal Bank of Canada (USD), 2.15%, 10/26/2020	1,070,000	1,045,816
Toronto-Dominion Bank (The) (USD), 1.90%, 10/24/2019	2,220,000	2,189,317
		5,273,625
FRANCE (0.2%)
Electric Utilities (0.2%)
Electricite de France SA (USD), 6.50%, 01/26/2019 (b)	542,000	556,702
NETHERLANDS (0.9%)
Electric Utilities (0.6%)
Enel Finance International NV (USD), 3.63%, 05/25/2027 (b)	1,800,000	1,699,916
Food Products (0.3%)
Sigma Finance Netherlands BV (USD), 4.88%, 03/27/2028 (b)	924,000	903,681
		2,603,597
SPAIN (0.8%)
Commercial Banks (0.8%)
Banco Santander SA
(USD), 3.50%, 04/11/2022	1,200,000	1,185,284
(USD), 4.38%, 04/12/2028	1,000,000	990,338
		2,175,622
SUPRANATIONAL (1.4%)
Supranational (1.4%)
International Finance Corp. (AUD), 2.80%, 08/15/2022	5,444,000	4,115,073
SWEDEN (1.2%)
Commercial Banks (1.2%)
Skandinaviska Enskilda Banken AB (USD), 2.63%, 03/15/2021	1,938,000	1,903,932
Svenska Handelsbanken AB (USD), 2.45%, 03/30/2021	1,477,000	1,443,496
		3,347,428
UNITED KINGDOM (1.7%)
Commercial Banks (1.7%)
Santander UK Group Holdings PLC (USD), 3.57%, 01/10/2023	1,960,000	1,920,249
Standard Chartered PLC (USD), 2.40%, 09/08/2019 (b)	2,977,000	2,945,909
		4,866,158
UNITED STATES (26.1%)
Aerospace & Defense (0.2%)
Rockwell Collins, Inc. (USD), 1.95%, 07/15/2019	489,000	482,686
Auto Manufacturers (1.3%)
Ford Holdings LLC (USD), 9.30%, 03/01/2030	1,735,000	2,324,925
General Motors Co. (USD), 5.00%, 04/01/2035	1,350,000	1,310,871
		3,635,796
Beverages (1.7%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 8.20%, 01/15/2039	1,200,000	1,751,264
Diageo Investment Corp. (USD), 7.45%, 04/15/2035	1,376,000	1,955,772
Molson Coors Brewing Co. (USD), 1.90%, 03/15/2019	1,019,000	1,011,457
		4,718,493
Building Materials (0.3%)
Vulcan Materials Co. (USD), 4.70%, 03/01/2048 (b)	980,000	944,874
Commercial Banks (6.9%)
Bank of America Corp.
(USD), 3M USD LIBOR + 1.575%, 3.82%, 01/20/2028 (a)	1,276,000	1,243,765
(USD), 3M USD LIBOR + 1.370%, 3.59%, 07/21/2028 (a)	1,721,000	1,639,511
Citibank NA (USD), 1.85%, 09/18/2019	2,980,000	2,944,963
Citigroup, Inc. (USD), 8.13%, 07/15/2039	3,030,000	4,388,429
Citizens Bank NA/Providence (USD), 2.25%, 10/30/2020	1,748,000	1,705,287
Citizens Financial Group, Inc. (USD), 3M USD LIBOR + 3.558%, 5.16%, 06/29/2023 (a)	1,540,000	1,546,936
Goldman Sachs Group, Inc. (The) (USD), 4.25%, 10/21/2025	1,060,000	1,049,599
JPMorgan Chase & Co.
(USD), 4.35%, 08/15/2021	1,810,000	1,870,574
(USD), 4.01%, 04/23/2029 (a)	2,060,000	2,021,667
Morgan Stanley (USD), 3M USD LIBOR + 1.340%, 3.59%, 07/22/2028 (a)	1,350,000	1,283,454
		19,694,185
Computers & Peripherals (0.8%)
Apple, Inc. (USD), 3.75%, 11/13/2047	2,291,000	2,137,769
Diversified Financial Services (1.4%)
American Express Co.
(USD), 2.20%, 10/30/2020	1,204,000	1,177,650
(USD), 3.40%, 02/27/2023	1,706,000	1,692,582
KKR Group Finance Co. III LLC (USD), 5.13%, 06/01/2044 (b)	1,101,000	1,105,588
		3,975,820
Diversified Telecommunication Services (0.4%)
AT&T, Inc. (USD), 3.40%, 05/15/2025	1,199,000	1,141,848
Electric Utilities (3.0%)
Dominion Energy, Inc.
Series A (USD), 1.88%, 01/15/2019	1,000,000	993,677
Series B (USD), 1.60%, 08/15/2019	893,000	876,958
Duke Energy Corp. (USD), 2.10%, 06/15/2018	422,000	421,764

See accompanying Notes to Financial Statements.

22	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
Edison International (USD), 2.13%, 04/15/2020	$188,000	$184,317
Entergy Gulf States Louisiana LLC (USD), 6.00%, 05/01/2018	730,000	730,000
Kansas City Power & Light Co. (USD), 4.20%, 03/15/2048	480,000	476,271
Nevada Power Co., Series N (USD), 6.65%, 04/01/2036	600,000	788,093
Progress Energy, Inc. (USD), 7.05%, 03/15/2019	1,427,000	1,478,469
PSEG Power LLC (USD), 5.13%, 04/15/2020	480,000	496,671
Sempra Energy
(USD), 9.80%, 02/15/2019	723,000	759,803
(USD), 2.40%, 02/01/2020	1,320,000	1,303,436
		8,509,459
Energy Equipment & Services (0.3%)
MPLX LP (USD), 4.70%, 04/15/2048	870,000	823,377
Food Products (0.2%)
General Mills, Inc. (USD), 5.65%, 02/15/2019	686,000	701,070
Healthcare Products (0.2%)
Stryker Corp. (USD), 2.00%, 03/08/2019	626,000	622,653
Healthcare Providers & Services (1.1%)
Quest Diagnostics, Inc.
(USD), 2.70%, 04/01/2019	1,554,000	1,553,953
(USD), 3.45%, 06/01/2026	1,680,000	1,610,564
		3,164,517
Insurance (1.1%)
American International Group, Inc. (USD), 6.25%, 05/01/2036	930,000	1,087,340
Brighthouse Financial, Inc., Series WI (USD), 3.70%, 06/22/2027	1,515,000	1,371,742
Lincoln National Corp. (USD), 3.80%, 03/01/2028	841,000	817,762
		3,276,844
Internet (1.7%)
Amazon.com, Inc. (USD), 4.05%, 08/22/2047 (b)	1,170,000	1,157,318
eBay, Inc. (USD), 2.75%, 01/30/2023	2,590,000	2,488,857
Symantec Corp. (USD), 5.00%, 04/15/2025 (b)	1,202,000	1,207,509
		4,853,684
Media (0.8%)
Charter Communications Operating LLC / Charter Communications Operating Capital (USD), 5.75%, 04/01/2048	812,000	805,328
Comcast Corp. (USD), 4.00%, 11/01/2049	1,275,000	1,172,390
NBCUniversal Enterprise, Inc. (USD), 1.97%, 04/15/2019 (b)	324,000	321,673
		2,299,391
Metals & Mining (0.4%)
Glencore Funding LLC (USD), 4.13%, 05/30/2023 (b)	1,070,000	1,066,041
Oil & Gas Services (0.3%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (USD), 4.08%, 12/15/2047	935,000	858,007
Oil, Gas & Consumable Fuels (0.4%)
HollyFrontier Corp. (USD), 5.88%, 04/01/2026	1,176,000	1,257,787
Packaging & Containers (0.1%)
Bemis Co., Inc. (USD), 6.80%, 08/01/2019	274,000	285,967
Pharmaceutical (1.7%)
CVS Health Corp.
(USD), 4.10%, 03/25/2025	858,000	854,912
(USD), 2.88%, 06/01/2026	2,600,000	2,373,310
Shire Acquisitions Investments Ireland DAC (USD), 1.90%, 09/23/2019	1,593,000	1,564,869
		4,793,091
Retail (0.4%)
McDonald’s Corp. (USD), 3.25%, 06/10/2024	1,201,000	1,178,312
Semiconductors (0.3%)
Broadcom Corp. / Broadcom Cayman Finance Ltd. (USD), 3.00%, 01/15/2022	906,000	883,298
Software (0.9%)
Activision Blizzard, Inc. (USD), 6.13%, 09/15/2023 (b)	1,364,000	1,419,992
Electronic Arts, Inc. (USD), 3.70%, 03/01/2021	1,265,000	1,278,447
		2,698,439
Transportation (0.2%)
FedEx Corp. (USD), 8.00%, 01/15/2019	450,000	466,330
		74,469,738
Total Corporate Bonds		97,407,943
MUNICIPAL BONDS (3.8%)
UNITED STATES (3.8%)
CALIFORNIA (1.8%)
Los Angeles Unified School District General Obligation Unlimited Bonds (USD), 6.76%, 07/01/2034	1,620,000	2,133,021
Regents of the University of California Medical Center Pooled Revenue
Series H (USD), 6.55%, 05/15/2048	1,800,000	2,423,610
Series F (USD), 6.58%, 05/15/2049	440,000	591,378
		5,148,009
CONNECTICUT (1.2%)
State of Connecticut General Obligation Unlimited Bonds, Series A (USD), 5.85%, 03/15/2032	2,880,000	3,346,877

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	23

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
PENNSYLVANIA (0.8%)
Pennsylvania State General Obligation Unlimited Bonds (Build America Bonds)
Series B (USD), 4.65%, 02/15/2026	$1,050,000	$1,103,140
(USD), 5.35%, 05/01/2030	1,300,000	1,352,494
		2,455,634
		10,950,520
Total Municipal Bonds		10,950,520
GOVERNMENT BONDS (7.7%)
MALAYSIA (1.5%)
Malaysia Government Bond
(MYR), 3.90%, 11/16/2027	5,570,000	1,390,704
Series 0317 (MYR), 4.76%, 04/07/2037	5,810,000	1,476,556
Malaysia Government Investment Issue (MYR), 3.95%, 04/14/2022	5,847,000	1,494,924
		4,362,184
NORWAY (3.0%)
Norway Government Bond
(NOK), 1.75%, 02/17/2027 (b)	47,253,000	5,839,315
(NOK), 2.00%, 04/26/2028 (b)	21,505,000	2,692,608
		8,531,923
SOUTH AFRICA (1.1%)
South Africa Government Bond
Series R186 (ZAR), 10.50%, 12/21/2026	16,730,000	1,531,000
Series 2037 (ZAR), 8.50%, 01/31/2037	19,720,000	1,518,565
		3,049,565
SUPRANATIONAL (1.0%)
International Bank for Reconstruction & Development (NZD), 3.38%, 01/25/2022	4,031,000	2,885,131
THAILAND (1.1%)
Thailand Government Bond
(THB), 3.65%, 06/20/2031	44,450,000	1,520,370
(THB), 3.40%, 06/17/2036	45,880,000	1,505,747
		3,026,117
Total Government Bonds		21,854,920
U.S. AGENCIES (7.2%)
UNITED STATES (7.2%)
Federal Home Loan Mortgage Corp.
Series 2016-HQA4, Class M2 (USD), 1M USD LIBOR + 1.300%, 3.20%, 04/25/2029 (a)	1,635,000	1,659,952
Series 2017-DNA3, Class M1, (USD), 2.65%, 03/25/2030 (a)	1,012,411	1,015,138
MBS (USD), 3.00%, 10/01/2046	2,099,240	2,027,933
Federal National Mortgage Association
Series 2017-C06, Class 2M1, 1M USD LIBOR + 0.750%, (USD), 2.65%, 02/25/2030 (a)	1,288,101	1,289,490
MBS (USD), 2.50%, 10/01/2032	1,969,192	1,917,094
MBS (USD), 4.00%, 11/01/2044	2,801,323	2,886,243
MBS (USD), 3.00%, 08/01/2046	2,107,777	2,039,307
MBS (USD), 3.50%, 02/01/2048	2,172,935	2,174,999
Government National Mortgage Association, MBS (USD), 3.00%, 09/20/2046	3,010,468	2,944,654
Structured Agency Credit Risk
Series 2015-DNA1, Class M2, (USD), 1M USD LIBOR + 1.850%, 3.75%, 10/25/2027 (a)	1,160,000	1,183,688
Series 2016-DNA3, Class M2, (USD), 1M USD LIBOR + 2.000%, 3.90%, 12/25/2028 (a)	1,342,000	1,364,941
		20,503,439
Total U.S. Agencies		20,503,439
U.S. TREASURIES (8.6%)
UNITED STATES (8.6%)
Treasury Inflation Protected Security
(USD), 0.38%, 07/15/2027 (c)	1,470,097	1,425,529
(USD), 0.88%, 02/15/2047 (c)	2,925,600	2,900,807
U.S. Treasury Bond
(USD), 4.50%, 05/15/2038	2,690,000	3,295,250
(USD), 2.75%, 08/15/2047	598,600	558,662
(USD), 2.75%, 11/15/2047	1,583,500	1,477,480
U.S. Treasury Note
(USD), 2.25%, 02/15/2021	989,800	980,366
(USD), 2.63%, 02/28/2023	857,900	851,834
(USD), 2.50%, 03/31/2023	1,767,300	1,743,897
(USD), 2.00%, 06/30/2024	1,320,000	1,255,135
(USD), 2.75%, 02/28/2025	3,902,800	3,867,888
(USD), 2.25%, 08/15/2027	5,436,400	5,134,213
(USD), 2.25%, 11/15/2027	929,900	876,794
		24,367,855
Total U.S. Treasuries		24,367,855
AGENCY MORTGAGE-BACKED SECURITIES (10.7%)
UNITED STATES (10.7%)
Federal Home Loan Mortgage Corp.
(USD), 2.50%, 11/01/2031	1,513,238	1,471,824
(USD), 3.00%, 02/01/2032	1,640,364	1,628,649
(USD), 5.00%, 10/01/2041	598,249	640,943
(USD), 4.00%, 03/01/2042	1,116,920	1,148,036
(USD), 4.50%, 07/01/2042	2,421,555	2,548,533
(USD), 3.50%, 03/01/2046	927,617	924,710
(USD), 3.50%, 05/01/2046	1,320,223	1,315,269
(USD), 4.00%, 06/01/2046	1,126,134	1,152,176
(USD), 3.00%, 12/01/2046	1,359,062	1,312,529
(USD), 4.00%, 03/01/2047	930,507	952,193
(USD), 4.50%, 04/01/2047	1,094,799	1,140,633
Federal National Mortgage Association
(USD), 3.00%, 01/01/2030	1,714,884	1,703,535
(USD), 4.00%, 06/01/2043	835,903	857,375
(USD), 4.00%, 11/01/2043	830,034	849,106
(USD), 3.50%, 06/01/2045	878,360	875,747
(USD), 3.50%, 06/01/2046	2,687,468	2,674,545
(USD), 4.00%, 07/01/2046	1,067,848	1,088,574
(USD), 4.50%, 09/01/2046	859,971	904,612
(USD), 3.00%, 11/01/2046	1,216,820	1,175,652
(USD), 4.50%, 01/01/2047	950,902	991,731
(USD), 4.00%, 02/01/2047	1,244,278	1,268,655

See accompanying Notes to Financial Statements.

24	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro Currency
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLC	Public Limited Company
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand

	Shares or Principal Amount	Value (US$)
(USD), 3.00%, 03/01/2047	$2,703,900	$2,619,904
(USD), 12M USD LIBOR + 1.602%, 2.89%, 06/01/2047 (a)	1,152,951	1,147,131
		30,392,062
Total Agency Mortgage-Backed Securities		30,392,062
SHORT-TERM INVESTMENT (0.3%)
UNITED STATES (0.3%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (d)	944,823	944,823
Total Short-Term Investment		944,823
Total Investments (Cost $287,392,017) (e)—99.1%		282,318,972

Other Assets in Excess of Liabilities—0.9%		2,636,131
Net Assets—100.0%		$284,955,103

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Inflation linked security.

At April 30, 2018, the Fund held the following futures contracts:

Futures Contracts		Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
90 Day Eurodollar Time Deposit	UBS	119	06/18/2018	$29,288,838	$29,044,925	$(243,913)
Australian 3 Year Bond	UBS	100	06/15/2018	8,369,721	8,350,021	(19,700)
United States Treasury Note 6%-10 year	UBS	264	06/20/2018	31,671,562	31,581,000	(90,562)
United States Treasury Note 6%-5 year	UBS	103	06/29/2018	11,740,742	11,691,305	(49,437)
United States Treasury Note 6%-Ultra Long	UBS	39	06/20/2018	6,117,344	6,127,875	10,531
						$(393,081)
SHORT CONTRACT POSITIONS
United States Treasury Note 6%-10 year	UBS	(162)	06/20/2018	$(20,811,218)	$(20,718,281)	$92,937
United States Treasury Note 6%-Long Bond	UBS	(4)	06/20/2018	(575,250)	(575,375)	(125)
						$92,812
						$(300,269)

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	25

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chilean Peso/United States Dollar
05/10/2018	Goldman Sachs & Co.	CLP	1,746,231,000	USD	2,908,204	$2,846,946	$(61,258)
Colombian Peso/United States Dollar
05/07/2018	Citibank N.A.	COP	4,293,810,000	USD	1,476,804	1,528,574	51,770
05/07/2018	Goldman Sachs & Co.	COP	4,293,810,000	USD	1,477,389	1,528,574	51,185
07/03/2018	HSBC Bank USA	COP	8,205,350,000	USD	2,937,827	2,918,210	(19,617)
Crech Koruna/United States Dollar
05/29/2018	UBS AG	CZK	60,407,000	USD	2,900,014	2,853,842	(46,172)
Euro/United States Dollar
05/29/2018	JPMorgan Chase Bank N.A.	EUR	2,433,000	USD	3,037,235	2,943,536	(93,699)
05/29/2018	Royal Bank of Canada	EUR	1,200,000	USD	1,487,592	1,451,806	(35,786)
Hong Kong Dollar/United States Dollar
06/01/2018	HSBC Bank USA	HKD	46,708,000	USD	5,981,124	5,955,662	(25,462)
Indian Rupee/United States Dollar
05/21/2018	Barclays Bank plc	INR	191,869,000	USD	2,929,745	2,880,189	(49,556)
Indonesian Rupiah/United States Dollar
07/24/2018	JPMorgan Chase Bank N.A.	IDR	35,971,119,727	USD	2,564,420	2,560,154	(4,266)
Japanese Yen/United States Dollar
05/01/2018	Goldman Sachs & Co.	JPY	300,000,000	USD	2,836,386	2,744,237	(92,149)
05/01/2018	HSBC Bank USA	JPY	642,410,000	USD	6,010,737	5,876,418	(134,319)
05/01/2018	JPMorgan Chase Bank N.A.	JPY	331,160,000	USD	3,063,752	3,029,272	(34,480)
05/01/2018	Royal Bank of Canada	JPY	637,950,000	USD	5,993,235	5,835,620	(157,615)
05/01/2018	Westpac Banking Corp.	JPY	320,020,000	USD	2,990,514	2,927,369	(63,145)
07/26/2018	Goldman Sachs & Co.	JPY	153,987,421	USD	1,420,131	1,416,945	(3,186)
07/26/2018	Westpac Banking Corp.	JPY	154,672,579	USD	1,423,929	1,423,250	(679)
MXN/United States Dollar
05/25/2018	HSBC Bank USA	MXN	27,000,000	USD	1,437,336	1,438,730	1,394
New Zealand Dollar/United States Dollar
05/01/2018	HSBC Bank USA	NZD	4,193,622	USD	2,999,178	2,950,633	(48,545)
05/01/2018	Royal Bank of Canada	NZD	8,179,921	USD	5,869,355	5,755,393	(113,962)
NOK/United States Dollar
05/14/2018	Barclays Bank plc	NOK	26,610,694	USD	3,455,998	3,318,293	(137,705)
05/14/2018	HSBC Bank USA	NOK	10,096,000	USD	1,310,968	1,258,948	(52,020)
05/14/2018	JPMorgan Chase Bank N.A.	NOK	24,215,324	USD	3,054,773	3,019,595	(35,178)
05/14/2018	Royal Bank of Canada	NOK	67,759,324	USD	8,740,018	8,449,432	(290,586)
South African Rand/United States Dollar
06/25/2018	Barclays Bank plc	ZAR	38,934,301	USD	3,295,785	3,101,756	(194,029)
06/25/2018	UBS AG	ZAR	39,324,000	USD	3,140,795	3,132,802	(7,993)
South Korean Won/United States Dollar
05/02/2018	Citibank N.A.	KRW	3,119,530,000	USD	2,964,488	2,920,772	(43,716)
Swedish Krona/United States Dollar
07/10/2018	Royal Bank of Canada	SEK	24,215,000	USD	2,932,412	2,780,174	(152,238)
						$88,847,132	$(1,793,012)

See accompanying Notes to Financial Statements.

26	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Total Return Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
06/25/2018	Royal Bank of Canada	USD	4,138,105	AUD	5,349,125	$4,027,744	$110,361
United States Dollar/Chilean Peso
05/10/2018	Citibank N.A.	USD	2,928,444	CLP	1,746,231,000	2,846,946	81,498
United States Dollar/Colombian Peso
05/07/2018	Citibank N.A.	USD	2,974,583	COP	8,587,620,000	3,057,149	(82,566)
07/03/2018	HSBC Bank USA	USD	2,939,932	COP	8,205,350,000	2,918,210	21,722
United States Dollar/Crech Koruna
05/29/2018	Barclays Bank plc	USD	2,894,539	CZK	60,407,000	2,853,842	40,697
United States Dollar/Euro
05/29/2018	HSBC Bank USA	USD	4,483,936	EUR	3,633,000	4,395,342	88,594
United States Dollar/Indian Rupee
05/21/2018	Citibank N.A.	USD	2,923,495	INR	191,869,000	2,880,189	43,306
United States Dollar/Indonesian Rupiah
07/24/2018	Citibank N.A.	USD	2,552,591	IDR	35,971,119,727	2,560,154	(7,563)
United States Dollar/Japanese Yen
05/01/2018	Barclays Bank plc	USD	1,416,192	JPY	153,987,421	1,408,593	7,599
05/01/2018	Citibank N.A.	USD	2,980,279	JPY	317,650,000	2,905,690	74,589
05/01/2018	HSBC Bank USA	USD	5,929,368	JPY	633,750,000	5,797,201	132,167
05/01/2018	JPMorgan Chase Bank N.A.	USD	3,026,540	JPY	320,020,000	2,927,369	99,171
05/01/2018	Royal Bank of Canada	USD	3,007,703	JPY	320,300,000	2,929,930	77,773
05/01/2018	Westpac Banking Corp.	USD	4,463,450	JPY	485,832,579	4,444,133	19,317
United States Dollar/MXN
05/25/2018	Citibank N.A.	USD	1,410,331	MXN	27,000,000	1,438,730	(28,399)
05/25/2018	Goldman Sachs & Co.	USD	2,901,921	MXN	55,000,000	2,930,746	(28,825)
05/25/2018	Royal Bank of Canada	USD	1,432,285	MXN	27,000,000	1,438,730	(6,445)
United States Dollar/New Russian Ruble
05/29/2018	Goldman Sachs & Co.	USD	2,898,747	RUB	181,563,000	2,874,207	24,540
United States Dollar/New Zealand Dollar
05/01/2018	HSBC Bank USA	USD	125,454	NZD	172,329	121,251	4,203
05/01/2018	Royal Bank of Canada	USD	2,922,948	NZD	4,073,000	2,865,763	57,185
05/01/2018	Westpac Banking Corp.	USD	5,953,259	NZD	8,128,214	5,719,012	234,247
07/25/2018	Westpac Banking Corp.	USD	2,833,686	NZD	4,010,000	2,821,234	12,452
United States Dollar/NOK
05/14/2018	Goldman Sachs & Co.	USD	5,953,713	NOK	46,683,324	5,821,303	132,410
05/14/2018	HSBC Bank USA	USD	2,765,009	NOK	21,553,822	2,687,712	77,297
05/14/2018	JPMorgan Chase Bank N.A.	USD	10,554,239	NOK	82,953,019	10,344,051	210,188
05/14/2018	Royal Bank of Canada	USD	5,911,053	NOK	46,022,000	5,738,838	172,215
United States Dollar/PLN
07/26/2018	Citibank N.A.	USD	2,843,678	PLN	9,906,000	2,826,597	17,081
United States Dollar/South African Rand
06/25/2018	HSBC Bank USA	USD	6,469,575	ZAR	78,258,301	6,234,558	235,017
06/25/2018	Royal Bank of Canada	USD	3,139,723	ZAR	39,324,000	3,132,802	6,921
United States Dollar/South Korean Won
05/02/2018	Citibank N.A.	USD	2,933,820	KRW	3,119,530,000	2,920,772	13,048
United States Dollar/Swedish Krona
07/10/2018	UBS AG	USD	2,794,744	SEK	24,215,000	2,780,174	14,570
United States Dollar/Thai Baht
07/10/2018	Westpac Banking Corp.	USD	3,072,815	THB	95,632,453	3,036,214	36,601
						$111,685,186	$1,890,971

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	27

Aberdeen Global High Income Fund (Unaudited)

The Aberdeen Global High Income Fund (Institutional Class shares net of fees) returned -0.05% for the six-month period ended April 30, 2018, versus the -0.21% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index (hedged to U.S. dollars), during the same period. For broader comparison, the average return of the peer category of High Yield Funds (comprising 284 funds), as measured by Lipper, Inc., was -0.31% for the period.

Global high-yield markets saw a modest decline of 0.21% for the six-month period ended April 30, 2018. During a period in which inexorably rising U.S. Treasury yields hampered returns, the relatively short average duration and higher yields of the asset class served to absorb much of the impact. The global high-yield market fared considerably better than the five-year Treasury and U.S. investment-grade markets, which returned -2.29% and -2.34%, respectively, for the reporting period.

There were several major events which captured investors’ attention during the reporting period. The U.S. Federal Reserve (Fed) increased its benchmark interest rate in both December 2017 and March 2018, and the consensus market opinion is that it remains on course for potentially two further hikes over the remainder of the 2018 calendar year. U.S. tax reform, which was supported by President Donald Trump and enacted by Congress in December 2017, was initially met with some euphoria in risk assets; however, as the pace of the sell-off in Treasuries accelerated, investors became concerned that the tax cuts could cause the economy to overheat, and towards the end of January 2018, U.S. equities declined and credit spreads widened.

U.S. economic data softened slightly during the first quarter of 2018, but remain at a level which we believe is supportive of credit markets. Furthermore, inflation remains subdued.

In Europe, the European Central Bank (ECB) began to taper its monthly purchases of securities under its quantitative easing program. It is generally expected that the ECB’s program will cease by the end of this year.

February 2018 was a month in which the focus turned to President Trump’s trade tariffs. The broad consensus in financial markets is that trade barriers ultimately tend to be a “lose/lose” situation, increasing costs for companies and consumers and resulting in unintended consequences. The tariffs were targeted mainly at China, which reacted with a series of its own “tit for tat” trade measures. However, the rhetoric seemed to calm relatively quickly. Investors’ attention turned to Russian sanctions that caused volatility in Russian debt issuers, as Specially Designated Nationals (SDNs) were put on a sanctions list, precluding companies in the U.S. and, by extension, the West from conducting business with them. Russian aluminum producer Rusal (which the Fund does not hold) was particularly hard-hit by the sanctions.

The Fund’s performance relative to its benchmark, the ICE BofA ML Global High Yield Constrained Index, for the reporting period was hampered mainly by holdings in New Look, a UK fashion retailer. We subsequently exited the Fund’s position in the company during the period. Other detractors from the Fund’s relative performance included Cengage Learning and Holdings, a U.S. education publisher that continues to endure structural challenges from online competition; and Ultra Petroleum Corp., an oil and gas exploration and production company that changed its drilling strategy leading to potentially higher execution risk. We sold the Fund’s holding in the bonds during the reporting period. The bonds of pet care products and services retailer PetSmart underperformed the overall market as the company faced online competition from Amazon. Cenveo, a printing business, defaulted on its debt during the period, although we managed to sell most of the Fund’s position at relatively higher price levels before the event.

The Fund’s positioning by credit rating had a positive impact on the relative performance for the reporting period. Given their low yields and long duration, BB rated credits struggled, returning -0.63%, compared to the respective 0.13% and 1.41% returns for B and CCC rated issues. At the end of the reporting period, the Fund was significantly underweight versus its benchmark to BB credits and overweight to B and CCC rated issues. The Fund’s short-duration position relative to the benchmark also had a positive impact on performance during a period of significantly rising Treasury yields.

The Fund’s relative performance also benefited from its holding in Valeant Pharmaceuticals, which continues to focus on improving its balance sheet. The position in retail pharmacy operator Rite-Aid Corp. was another strong contributor to Fund performance after it completed the sale of roughly one-third of its pharmacies to Walgreens Boots Alliance, the parent company of its competitor, Walgreens, and subsequently announced a sale of the residual business to supermarket chain operator Albertsons Companies. (The Fund does not have a position in Walgreens but does have a position in Albertsons.) The Fund’s holdings in the bonds of Neiman Marcus performed well after the high-end retailer reported generally stronger-than-expected results for the second quarter of its 2018 fiscal year. Other contributors to Fund performance for the reporting period included UK credit card services provider NewDay, which was bolstered by robust results for its 2017 fiscal year, and Golden Nugget Inc., which benefited from the strong performance of its restaurant and gaming businesses.

The Fund employs derivatives, including foreign exchange forwards and credit default swaps. The Fund utilizes foreign exchange forwards to hedge its exposure to changes in the value of its holdings due to movements in currency exchange rates. The Fund can use credit default swaps to gain, or hedge, exposure to specific companies. The Fund may also employ credit default swap indices primarily for the purpose of managing market exposure. The derivatives positions detracted approximately 0.80% from the Fund’s absolute return for the reporting period.

The average spread on the ICE BofA ML U.S. High Yield Master II Index ended the period at 346 bps, which is just 20 bps wider than the post-global financial crisis lows reached in January this year. As of the end of the reporting period on April 30, 2018, credit spreads had absorbed more than one-third of the rise in Treasury yields since

28	Semi-Annual Report 2018

Aberdeen Global High Income Fund (Unaudited) (continued)

September 2017. However, we do not believe that spreads will continue to absorb further interest-rate hikes from the Fed. Current credit spread levels reflect low default rates, which are generally expected to continue, supported by decent economic growth and subdued inflation. Should higher inflation expectations force the Fed to move more aggressively than the market currently anticipates, this could pressure equities and, to some extent, high-yield securities. The credit cycle is mature and, while the individual and corporate tax cuts implemented in early 2018 may provide a small boost to U.S. gross domestic product, we believe that this may be offset by Fed interest-rate hikes. The current consensus market opinion suggests that the tax cuts favor higher-rated (i.e., less indebted) companies and impose a negative impact on the lower-rated part of high-yield markets. However, each company will have its own reaction function* and the extent to which they may have tax losses, accelerated depreciation of assets or other mitigating actions will not become apparent for some time. While valuations in the global high-yield market appear to be full, we believe that they reflect a strong environment for credit.

Index definitions

The performance of the global high-yield market is measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index, which tracks the performance of U.S. dollar-, Canadian dollar-, euro- and sterling-denominated, below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The performance of the five-year U.S. Treasury is measured by the ICE BofA ML U.S. Treasury 5 Year Current Index. The performance of the U.S. investment-grade sector is represented by the ICE BofA ML U.S. Corporate Master Index, which tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

The performance of BB rated credit is measured by the ICE BofA ML Global High Yield BB Rated Constrained Index, which is a subset of the ICE BofA ML Global High Yield Constrained Index and includes all securities in the ICE BofA ML Global High Yield Constrained Index rated BB by Standard & Poor’s (or equivalent as rated by Moody’s or Fitch). Standard & Poor’s, Moody’s and Fitch’s credit ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The performance of B rated credit is measured by the ICE BofA ML Global High Yield B Rated Constrained Index, which is a subset of the ICE BofA ML Global High Yield Constrained Index and includes all securities in the ICE BofA ML U.S. High Yield Index rated B by Standard & Poor’s (or equivalent as rated by Moody’s or Fitch).

The performance of CCC rated credit is measured by the ICE BofA ML Global High Yield CCC & Lower Rated Constrained Index, which is a subset of the ICE BofA ML Global High Yield Constrained Index and includes all securities in the ICE BofA ML U.S. High Yield Index rated CCC and lower by Standard & Poor’s (or equivalent as rated by Moody’s or Fitch).

The ICE BofA ML U.S. High Yield Master II Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

All indices are hedged to U.S. dollars.

Portfolio Management:

Aberdeen Global High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

*	The reaction function indicates the relationship between the output of one firm versus that of a competitor.

2018 Semi-Annual Report	29

Aberdeen Global High Income Fund (Unaudited) (concluded)

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

30	Semi-Annual Report 2018

Aberdeen Global High Income Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC*	(0.17)%	4.75%	2.49%	5.92%
Institutional Class	w/o SC*	(0.05)%	5.00%	2.76%	6.19%

†	Not Annualized
*	Class A shares and Institutional Class shares are not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global High Income Fund, ICE Bank of America Merrill Lynch Global High Yield Constrained Index (hedged to the U.S. Dollar) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The ICE Bank of America Merrill Lynch Global High Yield Constrained Index (hedged to the U.S. Dollar) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

2018 Semi-Annual Report	31

Aberdeen Global High Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Corporate Bonds	93.7%
Short-Term Investment	3.4%
Bank Loans	3.0%
Common Stocks	0.2%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Industries
Oil, Gas & Consumable Fuels	10.8%
Media	10.2%
Diversified Telecommunication Services	8.6%
Entertainment	6.4%
Commercial Banks	5.9%
Diversified Financial Services	5.2%
Retail	4.0%
Food Products	3.8%
Commercial Services & Supplies	3.4%
Electric Utilities	3.0%
Other	38.7%
100.0%

Top Holdings*
United Rentals North America, Inc. 07/15/2025	1.8%
Valeant Pharmaceuticals International, Inc. 05/15/2023	1.6%
Newday Bondco PLC 02/01/2024	1.5%
AMC Entertainment Holdings, Inc. 11/15/2024	1.4%
Gateway Casinos & Entertainment Ltd. 03/01/2024	1.4%
Altice France SA 05/15/2022	1.4%
Rite Aid Corp. 04/01/2023	1.4%
CYBG PLC 12/08/2022	1.4%
Calpine Corp. 01/15/2025	1.4%
Senvion Holding GmbH 10/25/2022	1.3%
Other	85.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	49.0%
United Kingdom	10.9%
Canada	5.3%
Luxembourg	4.3%
Brazil	3.7%
France	3.5%
Germany	2.9%
Netherlands	2.9%
Jersey	1.8%
Spain	1.5%
Other	14.2%
100.0%

32	Semi-Annual Report 2018

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (93.7%)
ARGENTINA (1.0%)
Aeropuertos Argentina 2000 SA (USD), 6.88%, 02/01/2027 (a)	$1,160,000	$1,206,980
Cablevision SA (USD), 6.50%, 06/15/2021 (a)	1,031,000	1,070,951
IRSA Propiedades Comerciales SA (USD), 8.75%, 03/23/2023 (a)	535,000	587,168
		2,865,099
BRAZIL (3.7%)
Azul Investments LLP (USD), 5.88%, 10/26/2024 (a)	988,000	948,480
Banco do Brasil SA (USD), 10 year CMT + 6.362%, 9.00%, 06/18/2024 (a)(b)(c)	1,000,000	1,058,400
JBS USA LUX SA / JBS USA Finance, Inc. (USD), 5.75%, 06/15/2025 (a)	3,230,000	3,035,231
Petrobras Global Finance BV
(USD), 5.30%, 01/27/2025 (a)	2,985,000	2,935,747
(USD), 8.75%, 05/23/2026	2,000,000	2,342,500
		10,320,358
CANADA (5.3%)
Bombardier, Inc. (USD), 7.50%, 03/15/2025 (a)	705,000	733,200
Gateway Casinos & Entertainment Ltd. (USD), 8.25%, 03/01/2024 (a)	3,725,000	3,953,156
GFL Environmental, Inc. (USD), 5.63%, 05/01/2022 (a)	280,000	280,350
MEG Energy Corp.
(USD), 6.38%, 01/30/2023 (a)	3,362,000	3,034,205
(USD), 6.50%, 01/15/2025 (a)	1,014,000	1,014,203
Taseko Mines Ltd. (USD), 8.75%, 06/15/2022 (a)	1,733,000	1,793,655
Teine Energy Ltd. (USD), 6.88%, 09/30/2022 (a)	526,000	537,835
Telesat Canada / Telesat LLC (USD), 8.88%, 11/15/2024 (a)	2,885,000	3,159,075
		14,505,679
CHILE (0.4%)
Latam Finance Ltd. (USD), 6.88%, 04/11/2024 (a)	1,172,000	1,205,871
CHINA (0.6%)
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
(EUR), 5.38%, 05/01/2023 (a)	100,000	123,477
(USD), 7.50%, 05/01/2025 (a)	901,000	923,525
eHi Car Services Ltd. (USD), 5.88%, 08/14/2022 (a)	585,000	540,896
		1,587,898
CONGO (0.2%)
HTA Group Ltd. (USD), 9.13%, 03/08/2022 (a)	560,000	586,712
DOMINICAN REPUBLIC (0.3%)
AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It (USD), 7.95%, 05/11/2026 (a)	765,000	819,506
EL SALVADOR (0.2%)
AES El Salvador Trust II (USD), 6.75%, 03/28/2023 (a)	500,000	483,125
FRANCE (3.1%)
Altice France SA (USD), 6.00%, 05/15/2022 (a)	3,983,000	3,925,724
Altice France SA
(EUR), 5.38%, 05/15/2022 (a)	1,075,000	1,327,386
(USD), 7.38%, 05/01/2026 (a)	978,000	947,438
SPCM SA (USD), 4.88%, 09/15/2025 (a)	2,455,000	2,377,545
		8,578,093
GEORGIA (0.2%)
Bank of Georgia JSC (USD), 6.00%, 07/26/2023 (a)	500,000	503,100
GERMANY (2.9%)
Nidda BondCo GmbH (EUR), 5.00%, 09/30/2025 (a)	305,000	359,909
Nidda Healthcare Holding GmbH (EUR), 3.50%, 09/30/2024 (a)	623,000	741,162
PrestigeBidCo GmbH (EUR), 6.25%, 12/15/2023 (a)	837,000	1,078,987
Senvion Holding GmbH (EUR), 3.88%, 10/25/2022 (a)	3,256,000	3,591,006
Tele Columbus AG (EUR), 3.88%, 05/02/2025 (a)	533,000	641,623
ZF North America Capital, Inc. (USD), 4.75%, 04/29/2025 (a)	1,600,000	1,630,000
		8,042,687
GREECE (0.7%)
Intralot Capital Luxembourg SA (EUR), 5.25%, 09/15/2024 (a)	1,625,000	1,967,844
GUATEMALA (0.2%)
Industrial Senior Trust (USD), 5.50%, 11/01/2022 (a)	500,000	496,055
INDIA (0.6%)
Vedanta Resources PLC (USD), 6.13%, 08/09/2024 (a)	1,776,000	1,708,651
ITALY (0.5%)
Wind Tre SpA (USD), 5.00%, 01/20/2026 (a)	1,606,000	1,348,076
JAMAICA (0.5%)
Digicel Group Ltd. (USD), 8.25%, 09/30/2020 (a)	1,575,000	1,407,656
JERSEY (1.8%)
LHC3 PLC (EUR), 4.13%, 08/15/2024 (a)(d)	784,000	957,276
Newday Bondco PLC (GBP), 7.38%, 02/01/2024 (a)	3,120,000	4,079,691
		5,036,967
KAZAKHSTAN (0.4%)
KazMunayGas National Co. JSC (USD), 7.00%, 05/05/2020 (a)	500,000	533,560
Nostrum Oil & Gas Finance BV (USD), 8.00%, 07/25/2022 (a)	650,000	661,471
		1,195,031
LUXEMBOURG (4.3%)
Altice Financing SA (USD), 7.50%, 05/15/2026 (a)	1,960,000	1,930,600
Altice Finco SA (USD), 8.13%, 01/15/2024 (a)	950,000	974,937
ARD Finance SA (USD), 7.13%, 09/15/2023 (d)	1,200,000	1,227,000

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	33

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
Galapagos SA (EUR), 5.38%, 06/15/2021 (a)	$1,500,000	$1,738,944
Kleopatra Holdings 1 SCA (EUR), 8.50%, 06/30/2023 (a)(d)	762,000	758,007
Matterhorn Telecom Holding SA (EUR), 4.88%, 05/01/2023 (a)	1,280,000	1,572,778
Unilabs Subholding AB (EUR), 5.75%, 05/15/2025 (a)	3,000,000	3,586,176
		11,788,442
MAURITIUS (0.4%)
Liquid Telecommunications Financing PLC (USD), 8.50%, 07/13/2022 (a)	1,150,000	1,210,304
MEXICO (0.7%)
Axtel SAB de CV (USD), 6.38%, 11/14/2024 (a)	796,000	792,020
Elementia SAB de CV (USD), 5.50%, 01/15/2025 (a)	611,000	603,363
Grupo Posadas SAB de CV (USD), 7.88%, 06/30/2022 (a)	575,000	598,000
		1,993,383
NETHERLANDS (2.6%)
ING Groep NV (USD), 5 year USD Swap + 4.446%, 6.50%, 04/16/2025 (b)(c)	2,027,000	2,086,391
Lincoln Finance Ltd. (EUR), 6.88%, 04/15/2021 (a)	1,800,000	2,247,041
OCI (EUR), 5.00%, 04/15/2023 (a)	232,000	285,182
Ziggo BV (USD), 5.50%, 01/15/2027 (a)	2,620,000	2,469,350
		7,087,964
NIGERIA (0.8%)
IHS Netherlands Holdco BV (USD), 9.50%, 10/27/2021 (a)	1,075,000	1,110,000
United Bank for Africa PLC (USD), 7.75%, 06/08/2022 (a)	575,000	592,434
Zenith Bank PLC (USD), 7.38%, 05/30/2022 (a)	596,000	613,284
		2,315,718
PANAMA (0.3%)
C&W Senior Financing DAC (USD), 6.88%, 09/15/2027 (a)	879,000	871,089
PARAGUAY (0.2%)
Banco Regional SAECA (USD), 8.13%, 01/24/2019 (a)	500,000	517,800
REPUBLIC OF IRELAND (1.2%)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
(USD), 7.25%, 05/15/2024 (a)	2,235,000	2,357,925
(GBP), 4.75%, 07/15/2027 (a)	656,000	881,666
		3,239,591
RUSSIA (1.4%)
Credit Bank of Moscow Via CBOM Finance PLC (USD), 5.88%, 11/07/2021 (a)	580,000	563,018
Global Ports Finance PLC (USD), 6.87%, 01/25/2022 (a)	500,000	505,060
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	500,000	501,150
Sberbank of Russia Via SB Capital SA (USD), 6.13%, 02/07/2022 (a)	1,030,000	1,071,705
VEON Holdings BV (USD), 4.95%, 06/16/2024 (a)	1,174,000	1,113,879
		3,754,812
SLOVENIA (0.4%)
United Group BV (EUR), 4.38%, 07/01/2022 (a)	820,000	1,012,523
SOUTH AFRICA (0.8%)
Sappi Papier Holding GmbH (USD), 7.50%, 06/15/2032 (a)(e)	2,017,000	2,163,232
SPAIN (1.5%)
Codere Finance 2 Luxembourg SA, (EUR), 6.75%, 11/01/2021 (a)	2,326,000	2,940,051
Haya Finance 2017 SA (EUR), 5.25%, 11/15/2022 (a)	1,099,000	1,214,477
		4,154,528
SWITZERLAND (0.5%)
UBS Group Funding Switzerland AG (USD), 5 year USD Swap + 4.866%, 7.00%, 02/19/2025 (a)(b)(c)	1,339,000	1,432,564
TURKEY (0.5%)
Akbank Turk AS (USD), 5 year USD Swap + 5.026%, 7.20%, 03/16/2027 (a)(c)	949,000	964,184
Turkiye Halk Bankasi A.S. (USD), 5.00%, 07/13/2021 (a)	500,000	473,750
		1,437,934
UKRAINE (0.2%)
MHP Lux SA (USD), 6.95%, 04/03/2026 (a)	619,000	603,525
UNITED ARAB EMIRATES (0.4%)
Shelf Drilling Holdings Ltd. (USD), 8.25%, 02/15/2025 (a)	998,000	1,012,970
UNITED KINGDOM (8.9%)
Boparan Finance PLC (GBP), 5.25%, 07/15/2019 (a)	675,000	923,659
BrightHouse Finco Ltd., PIK, (GBP), 9.00%, 05/15/2023 (a)(d)	1,050,000	1,373,258
Cabot Financial Luxembourg SA (GBP), 8.38%, 08/01/2020 (a)	502,000	711,249
Corral Petroleum Holdings AB (EUR), 11.75%, 05/15/2021 (a)(d)	2,290,000	2,960,890
CPUK Finance Ltd. (GBP), 4.25%, 02/28/2047 (a)	750,000	1,037,758
CYBG PLC (GBP), 8.00%, 12/08/2022 (a)(b)	2,640,000	3,776,231
Galaxy Finco Ltd. (GBP), 7.88%, 11/15/2021 (a)	1,600,000	2,169,678
Inmarsat Finance PLC (USD), 4.88%, 05/15/2022 (a)	1,562,000	1,507,330
Jaguar Land Rover Automotive PLC (GBP), 5.00%, 02/15/2022 (a)	172,000	249,816
KCA Deutag UK Finance PLC (USD), 9.63%, 04/01/2023 (a)	895,000	921,850
Nationwide Building Society (GBP), 5 year GBP Swap + 4.880%, 6.88%, 06/20/2019 (a)(b)(c)	1,280,000	1,838,555
Ocado Group PLC (GBP), 4.00%, 06/15/2024 (a)	811,000	1,104,814
Pizzaexpress Financing 2 PLC (GBP), 6.63%, 08/01/2021 (a)	1,078,000	1,390,545

See accompanying Notes to Financial Statements.

34	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
Saga PLC (GBP), 3.38%, 05/12/2024 (a)	$811,000	$1,052,222
TVL Finance PLC (GBP), 8.50%, 05/15/2023 (a)	713,600	1,051,967
Virgin Media Secured Finance PLC (GBP), 5.50%, 01/15/2025 (a)	1,754,100	2,471,362
		24,541,184
UNITED STATES (45.1%)
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC
(USD), 6.63%, 06/15/2024	1,256,000	1,169,650
(USD), 5.75%, 03/15/2025	3,096,000	2,697,390
Alliance Data Systems Corp.
(USD), 5.88%, 11/01/2021 (a)	1,125,000	1,144,688
(EUR), 5.25%, 11/15/2023 (a)	375,000	471,009
Altice US Finance I Corp. (USD), 5.38%, 07/15/2023 (a)	2,693,000	2,696,366
AMC Entertainment Holdings, Inc. (GBP), 6.38%, 11/15/2024	2,834,000	3,963,016
Apergy Corp. (USD), 6.38%, 05/01/2026 (a)	129,000	130,935
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
(USD), 6.38%, 04/01/2024 (a)	978,000	987,780
(USD), 5.25%, 03/15/2025 (a)	423,000	406,080
Berry Petroleum Co. LLC (USD), 7.00%, 02/15/2026 (a)	602,000	617,050
Blue Racer Midstream LLC / Blue Racer Finance Corp. (USD), 6.13%, 11/15/2022 (a)	1,379,000	1,413,475
BMC Software Finance, Inc. (USD), 8.13%, 07/15/2021 (a)	2,115,000	2,109,712
Calpine Corp. (USD), 5.75%, 01/15/2025	4,080,000	3,743,808
CCO Holdings LLC / CCO Holdings Capital Corp.
(USD), 5.75%, 02/15/2026 (a)	3,033,000	3,010,252
(USD), 5.50%, 05/01/2026 (a)	332,000	323,268
Cengage Learning, Inc. (USD), 9.50%, 06/15/2024 (a)	4,206,000	3,280,680
Cenveo Corp. (USD), 6.00%, 08/01/2019 (a)(f)	1,059,000	423,600
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. (USD), 5.75%, 03/01/2025 (a)	1,700,000	1,661,750
Cheniere Energy Partners LP (USD), 5.25%, 10/01/2025 (a)	419,000	409,573
Citgo Holding, Inc. (USD), 10.75%, 02/15/2020 (a)	2,069,000	2,193,140
Commercial Metals Co. (USD), 5.75%, 04/15/2026 (a)	1,241,000	1,242,551
Conduent Finance, Inc. / Conduent Business Services LLC (USD), 10.50%, 12/15/2024 (a)	1,350,000	1,595,700
Diamond BC BV (EUR), 5.63%, 08/15/2025 (a)	833,000	961,217
EMI Music Publishing Group North America Holdings, Inc. (USD), 7.63%, 06/15/2024 (a)	3,130,000	3,388,225
Equinix, Inc. (USD), 5.88%, 01/15/2026	1,780,000	1,842,300
Frontier Communications Corp. (USD), 10.50%, 09/15/2022	1,670,000	1,469,099
General Motors (Escrow Shares)
(USD), 8.80%, 03/01/2049 (g)	7,200,000	–
(USD), 8.38%, 07/15/2049 (g)	3,550,000	–
Golden Nugget, Inc. (USD), 8.75%, 10/01/2025 (a)	2,725,000	2,847,625
Goodyear Tire & Rubber Co. (The) (USD), 5.13%, 11/15/2023	945,000	940,275
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. (USD), 7.38%, 12/15/2023 (a)	400,000	422,500
Hardwoods Acquisition, Inc. (USD), 7.50%, 08/01/2021 (a)	3,430,000	3,138,450
Hilcorp Energy I LP / Hilcorp Finance Co. (USD), 5.75%, 10/01/2025 (a)	2,628,000	2,601,720
Iron Mountain, Inc. (USD), 5.25%, 03/15/2028 (a)	1,230,000	1,157,738
JPMorgan Chase & Co., Series CC (USD), 4.63%, 11/01/2022 (b)	1,975,000	1,851,562
Lennar Corp. (USD), 4.50%, 04/30/2024	624,000	608,400
Meredith Corp. (USD), 6.88%, 02/01/2026 (a)	1,703,000	1,722,074
Meritage Homes Corp. (USD), 6.00%, 06/01/2025 (a)	1,212,000	1,249,875
Moss Creek Resources Holdings, Inc. (USD), 7.50%, 01/15/2026 (a)	1,509,000	1,516,545
Motors Liquidation Co. (USD), 8.88%, 10/15/2020 (g)	14,578,000	–
MPT Operating Partnership LP / MPT Finance Corp. (USD), 5.00%, 10/15/2027	1,133,000	1,073,518
Nationstar Mortgage LLC / Nationstar Capital Corp. (USD), 6.50%, 07/01/2021	2,550,000	2,581,875
Neiman Marcus Group Ltd., LLC (USD), 8.00%, 10/15/2021 (a)	3,118,000	2,104,650
New Enterprise Stone & Lime Co., Inc. (USD), 10.13%, 04/01/2022 (a)	1,805,000	1,922,325
NRG Energy, Inc. (USD), 7.25%, 05/15/2026	928,000	989,610
Oasis Petroleum, Inc. (USD), 6.88%, 01/15/2023	2,220,000	2,278,275
Park-Ohio Industries, Inc. (USD), 6.63%, 04/15/2027	224,000	232,400
PBF Holding Co. LLC / PBF Finance Corp. (USD), 7.25%, 06/15/2025	1,500,000	1,556,250
PBF Logistics LP / PBF Logistics Finance Corp. (USD), 6.88%, 05/15/2023	1,767,000	1,784,670
PetSmart, Inc.
(USD), 7.13%, 03/15/2023 (a)	2,476,000	1,436,080
(USD), 5.88%, 06/01/2025 (a)	105,000	75,338
(USD), 8.88%, 06/01/2025 (a)	469,000	270,848
Plastipak Holdings, Inc. (USD), 6.25%, 10/15/2025 (a)	520,000	504,400
Post Holdings, Inc. (USD), 5.00%, 08/15/2026 (a)	1,890,000	1,771,875
Prestige Brands, Inc. (USD), 6.38%, 03/01/2024 (a)	428,000	430,140
Radiate Holdco LLC / Radiate Finance, Inc.
(USD), 6.88%, 02/15/2023 (a)	512,000	495,360
(USD), 6.63%, 02/15/2025 (a)	1,460,000	1,354,150
Rite Aid Corp. (USD), 6.13%, 04/01/2023 (a)	3,805,000	3,857,319
Sable International Finance Ltd. (USD), 6.88%, 08/01/2022 (a)	1,760,000	1,850,200
Sanchez Energy Corp.
(USD), 6.13%, 01/15/2023	2,315,000	1,671,893
(USD), 7.25%, 02/15/2023 (a)	1,131,000	1,142,310
Sprint Corp.
(USD), 7.88%, 09/15/2023	2,325,000	2,493,562
(USD), 7.63%, 03/01/2026	662,000	697,583
Staples, Inc. (USD), 8.50%, 09/15/2025 (a)	950,000	888,250
Summit Materials LLC / Summit Materials Finance Corp. (USD), 5.13%, 06/01/2025 (a)	24,000	23,280

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	35

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
T-Mobile USA, Inc. (USD), 6.00%, 04/15/2024	$2,671,000	$2,797,872
Tenet Healthcare Corp. (USD), 4.63%, 07/15/2024 (a)	1,417,000	1,367,547
TopBuild Escrow Corp. (USD), 5.63%, 05/01/2026 (a)	968,000	971,630
TransDigm, Inc. (USD), 6.50%, 07/15/2024	935,000	950,778
TTM Technologies, Inc. (USD), 5.63%, 10/01/2025 (a)	1,300,000	1,274,000
United Rentals North America, Inc. (USD), 5.50%, 07/15/2025	4,725,000	4,843,125
Valeant Pharmaceuticals International, Inc. (EUR), 4.50%, 05/15/2023 (a)	4,000,000	4,388,465
Valvoline, Inc. (USD), 5.50%, 07/15/2024	2,055,000	2,106,375
Vistra Energy Corp. (USD), 7.38%, 11/01/2022	1,940,000	2,044,275
Warrior Met Coal, Inc. (USD), 8.00%, 11/01/2024 (a)	796,000	812,437
Weight Watchers International, Inc. (USD), 8.63%, 12/01/2025 (a)	1,325,000	1,424,375
WMG Acquisition Corp. (USD), 5.50%, 04/15/2026 (a)	591,000	593,955
WR Grace & Co-Conn (USD), 5.63%, 10/01/2024 (a)	1,830,000	1,889,475
Wyndham Worldwide Corp.
(USD), 4.15%, 04/01/2024	1,000,000	993,197
(USD), 5.10%, 10/01/2025	945,000	977,847
Zayo Group LLC / Zayo Capital, Inc. (USD), 6.00%, 04/01/2023	1,873,000	1,929,190
		124,259,782
VENEZUELA (0.5%)
Petroleos de Venezuela SA (USD), 6.00%, 05/16/2024 (a)(f)(h)	5,000,000	1,262,500
ZAMBIA (0.4%)
First Quantum Minerals Ltd. (USD), 6.88%, 03/01/2026 (a)	1,218,000	1,157,100
Total Corporate Bonds		258,475,353
BANK LOANS (3.0%)
FRANCE (0.4%)
Financiere Sun S.A.S., 2017 EUR Term Loan B (EUR), 3.25%, 03/14/2023	1,000,000	1,208,354
NETHERLANDS (0.3%)
TMF Group Holding B.V., 2017 EUR 2nd Lien Term Loan (EUR), 0.00%, 12/08/2025	750,000	904,568
UNITED KINGDOM (1.8%)
EG Finco Limited, 2018 EUR Incremental Term Loan (EUR), 0.00%, 03/31/2025	1,000,000	1,201,562
EG Group Limited, 2018 GBP Term Loan B (GBP), 0.00%, 02/06/2025	1,000,000	1,370,676
IWH UK Midco Limited, 2017 Term Loan B (EUR), 4.00%, 11/28/2024	2,000,000	2,414,446
		4,986,684
UNITED STATES (0.5%)
Charah, LLC, 2017 Term Loan (USD), 8.21%, 10/25/2024	1,308,333	1,321,416
Total Bank Loans		8,421,022
COMMON STOCKS (0.2%)
UNITED KINGDOM (0.2%)
Brighthouse Financial, Inc.	88,182	485,600
Total Common Stocks		485,600
SHORT-TERM INVESTMENT (3.4%)
UNITED STATES (3.4%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (i)	9,410,457	9,410,457
Total Short-Term Investment		9,410,457
Total Investments (Cost $279,443,684) (j)—100.3%		276,792,432

Liabilities in Excess of Other Assets—(0.3)%		(952,905)
Net Assets—100.0%		$275,839,527

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(d)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.78% of net assets as of April 30, 2018.
(f)	Security is in default.
(g)	This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 1(a) of the accompanying Notes to Statements of Investments.
(h)	Sinkable security.
(i)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
EUR	Euro Currency
GBP	British Pound Sterling
PIK	Payment In Kind
PLC	Public Limited Company
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

36	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Global High Income Fund

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Depreciation
British Pound/United States Dollar
06/01/2018	HSBC Bank USA	GBP	792,000	USD	1,109,189	$1,091,785	$(17,404)
06/01/2018	JPMorgan Chase Bank N.A.	GBP	160,000	USD	228,103	220,563	(7,540)
06/01/2018	UBS AG	GBP	1,571,500	USD	2,207,541	2,166,339	(41,202)

Euro/United States Dollar
05/14/2018	Goldman Sachs & Co.	EUR	234,000	USD	284,709	282,798	(1,911)
05/14/2018	HSBC Bank USA	EUR	2,413,000	USD	3,015,115	2,916,198	(98,917)
05/14/2018	JPMorgan Chase Bank N.A.	EUR	61,000	USD	75,805	73,721	(2,084)
						$6,751,404	$(169,058)

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/British Pound
06/01/2018	Citibank N.A.	USD	32,618,637	GBP	23,354,500	$32,194,572	$424,065

United States Dollar/Euro
05/14/2018	Goldman Sachs & Co.	USD	62,879	EUR	50,500	61,031	1,848
05/14/2018	JPMorgan Chase Bank N.A.	USD	3,362,533	EUR	2,724,000	3,292,053	70,480
05/14/2018	Royal Bank of Canada	USD	38,674,923	EUR	31,336,000	37,870,695	804,228
05/14/2018	UBS AG	USD	126,612	EUR	102,500	123,875	2,737
05/14/2018	Westpac Banking Corp.	USD	283,981	EUR	232,000	280,380	3,601
						$73,822,606	$1,306,959

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	37

Statements of Assets and Liabilities (Unaudited)

April 30, 2018

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Assets:
Investments in securities, at fair value	$196,087,930	$81,656,781	$281,374,149	$267,381,975
Short-term investments	3,341,314	1,125,812	944,823	9,410,457
Cash collateral pledged for futures	–	–	405,138	–
Foreign currency, at fair value	117,620	63,126	96,123	94,739
Cash	–	–	–	4,359
Cash collateral pledged for swaps	–	–	–	19
Cash at broker for forward foreign currency contracts	–	–	470,000	–
Interest and dividends receivable	679,255	281,495	1,716,301	4,673,512
Receivable for investments sold	771,839	376,040	904,226	2,688,038
Unrealized appreciation on forward foreign currency exchange contracts	–	–	2,149,118	1,306,959
Receivable for capital shares issued	2,105	5,874	113,227	42,477
Variation margin receivable for futures contracts	–	–	215,055	–
Tax reclaim receivable	498,865	225,011	–	–
Prepaid expenses	19,722	8,590	26,776	30,824

Total assets	201,518,650	83,742,729	288,414,936	285,633,359

Liabilities:
Due to custodian	–	–	468,014	–
Payable for investments purchased	1,579,357	619,764	348,243	9,059,433
Unrealized depreciation on forward foreign currency exchange contracts	–	–	2,051,159	169,058
Cash to broker for forward foreign currency contracts	–	–	70,000	–
Distributions payable	287	–	–	107
Payable for capital shares redeemed	285,954	102,722	262,900	205,558
Payable for income taxes (See note 2g of the Notes to Financial Statements)	7,353,252	1,928,092	–	–
Accrued expenses and other payables:
Investment advisory fees	142,960	60,123	47,919	95,463
Custodian fees	44,943	31,349	56,617	78,638
Legal fees	38,896	16,850	40,193	47,004
Audit fees	44,465	41,973	28,108	27,782
Distribution fees	33,012	9,236	11,200	33,810
Transfer agent fees	4,940	2,997	3,332	4,487
Other	45,522	62,848	72,148	72,492

Total liabilities	9,573,588	2,875,954	3,459,833	9,793,832

Net Assets	$191,945,062	$80,866,775	$284,955,103	$275,839,527

Cost:
Investments in securities, at cost	$215,467,026	$80,815,347	$286,447,194	$270,033,227
Short-term investment	3,341,314	1,125,812	944,823	9,410,457
Foreign currency	1,758,575	63,324	84,720	95,345

Net Assets Consist of:
Par value	$7,084	$6,915	$22,568	$31,417
Paid in capital in excess of par value	604,606,811	222,985,972	292,558,725	500,973,193
Accumulated net investment income/(loss)	(771,390)	(312,669)	(967,912)	2,579,481
Accumulated net realized loss from investments and foreign currency transactions	(391,044,201)	(142,747,046)	(1,388,376)	(225,979,354)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(20,853,242)	933,603	(5,269,902)	(1,765,210)

Net Assets	$191,945,062	$80,866,775	$284,955,103	$275,839,527

Net Assets
Class A Shares	$158,702,901	$44,431,678	$53,820,407	$163,579,278
Institutional Class Shares	33,242,161	36,435,097	231,134,696	112,260,249

Total	$191,945,062	$80,866,775	$284,955,103	$275,839,527

Shares Outstanding
Class A Shares	5,882,461	3,798,633	4,210,856	18,124,718
Institutional Class Shares	1,201,554	3,116,700	18,357,632	13,291,796

Total	7,084,015	6,915,333	22,568,488	31,416,514

Net asset value and redemption price per share
Class A Shares	$26.98	$11.70	$12.78	$9.03
Institutional Class Shares	$27.67	$11.69	$12.59	$8.45

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

38	Semi-Annual Report 2018

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2018

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
INVESTMENT INCOME:
Dividend income	$2,677,460	$1,123,569	$–	$–
Interest income	613,390	6,132	4,786,817	10,671,940
Foreign tax withholding	(234,471)	(98,257)	(7,711)	–
Other income	10	–	4,785	10

Total Income	3,056,389	1,031,444	4,783,891	10,671,950

EXPENSES:
Investment advisory fees	915,642	392,541	522,017	1,064,750
Distribution fees Class A	211,285	58,976	71,844	220,240
Income taxes on recovered refunds(a)	1,813,354	390,711	–	–
Transfer agent fees	15,961	12,938	13,705	20,710
Trustee fees	57,449	25,132	90,835	104,842
Legal fees	33,391	14,344	53,638	58,361
Printing fees	30,397	21,092	22,504	33,566
Custodian fees	63,871	45,371	83,694	109,795
Registration and filing fees	22,480	20,381	21,530	20,997
Audit fees	41,248	38,774	24,208	24,455
Other	51,263	42,647	47,164	94,215

Total expenses before reimbursed/waived expenses	3,256,341	1,062,907	951,139	1,751,931
Interest expense(b)	369	787	326	1,163

Total operating expenses before reimbursed/waived expenses	3,256,710	1,063,694	951,465	1,753,094
Expenses reimbursed(c)	–	–	(215,588)	(294,943)
Expenses waived by investment adviser(c)	(5,087)	(2,181)	(7,457)	(8,190)

Total operating expenses	3,251,623	1,061,513	728,420	1,449,961

Net Investment Income/(Loss)	(195,234)	(30,069)	4,055,471	9,221,989

Realized gain/(loss) on investment transactions	(1,428,042)	2,822,417	(1,380,165)	1,916,244
Realized gain on futures contracts	–	–	(255,404)	–
Written options	–	–	(8,455)	–
Realized gain on credit default swap contracts	–	–	–	(347)
Realized gain/(loss) on forward foreign currency exchange contracts	–	–	609,363	(4,179,762)
Realized gain/(loss) on foreign currency transactions	(595,874)	(5,915)	(15,953)	149,912

Net realized gain/(loss) from investments and foreign currency transactions	(2,023,916)	2,816,502	(1,050,614)	(2,113,953)

Net change in unrealized appreciation/(depreciation) on investment transactions	3,409,112	(2,149,473)	(6,266,181)	(9,123,754)
Net change in unrealized appreciation/(depreciation) on futures contracts	–	–	(336,524)	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	(1,239,647)	1,540,021
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	172,015	92,731	21,847	(259,927)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,581,127	(2,056,742)	(7,820,505)	(7,843,660)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	1,557,211	759,760	(8,871,119)	(9,957,613)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,361,977	$729,691	$(4,815,648)	$(735,624)

(a)	See Note 2g of the Notes to Financial Statements for additional information.
(b)	See Note 11 of the Notes to Financial Statement for additional information.
(c)	See Note 3 of the Notes to Financial Statement for additional information.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	39

Statements of Changes in Net Assets

	Aberdeen Select International Equity Fund		Aberdeen Select International Equity Fund II
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(195,234)	$15,120,451	$(30,069)	$3,923,361
Net realized gain/(loss) from investments and foreign currency transactions	(2,023,916)	(753,987)	2,816,502	(892,977)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,581,127	37,155,178	(2,056,742)	17,213,463

Changes in net assets resulting from operations	1,361,977	51,521,642	729,691	20,243,847

Distributions to Shareholders From:
Net investment income:
Class A	(7,244,558)	(1,729,501)	(1,331,276)	(794,000)
Institutional Class	(1,514,185)	(384,167)	(1,222,394)	(804,604)

Change in net assets from shareholder distributions	(8,758,743)	(2,113,668)	(2,553,670)	(1,598,604)

Common Stock Transactions:
Change in net assets from capital transactions	(13,318,863)	(50,934,914)	(11,330,938)	(28.203.733)

Change in net assets	(20,715,629)	(1,526,940)	(13,154,917)	(9,558,490)

Net Assets:
Beginning of period	212,660,691	214,187,631	94,021,692	103,580,182

End of period	$191,945,062	$212,660,691	$80,866,775	$94,021,692

Accumulated net investment income/(loss) at end of period	$(771,390)	$8,182,587	$(312,669)	$2,271,070

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,488,162	$7,176,305	$628,309	$2,613,795
Dividends reinvested	7,041,129	1,674,291	1,297,934	767,912
Cost of shares redeemed	(21,050,874)	(54,675,238)	(5,899,437)	(23,223,934)

Total Class A	(12,521,583)	(45,824,642)	(3,973,194)	(19,842,227)

Institutional Class Shares
Proceeds from shares issued	575,033	12,287,211	772,008	3,231,423
Dividends reinvested	1,461,156	369,916	1,088,727	716,120
Cost of shares redeemed	(2,833,469)	(17,767,399)	(9,218,479)	(12,309,049)

Total Institutional Class	(797,280)	(5,110,272)	(7,357,744)	(8,361,506)

Change in net assets from capital transactions:	$(13,318,863)	$(50,934,914)	$(11,330,938)	$(28,203,733)

SHARE TRANSACTIONS:
Class A Shares
Issued	53,569	282,021	52,538	242,700
Reinvested	260,590	77,802	110,651	81,867
Redeemed	(762,758)	(2,208,424)	(495,526)	(2,257,994)

Total Class A Shares	(448,599)	(1,848,601)	(332,337)	(1,933,427)

Institutional Class Shares
Issued	20,301	473,495	64,711	297,315
Reinvested	52,768	16,792	92,895	76,427
Redeemed	(100,705)	(666,446)	(774,856)	(1,146,114)

Total Institutional Class Shares	(27,636)	(176,159)	(617,250)	(772,372)

Total change in shares:	(476,235)	(2,024,760)	(949,587)	(2,705,799)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

40	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,055,471	$10,627,122	$9,221,989	$25,542,545
Net realized gain/(loss) from investments and foreign currency transactions	(1,050,614)	2,026,752	(2,113,953)	(18,222,953)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(7,820,505)	(9,877,747)	(7,843,660)	35,412,922

Changes in net assets resulting from operations	(4,815,648)	2,776,127	(735,624)	42,732,514

Distributions to Shareholders From:
Net investment income:
Class A	(1,132,186)	(856,565)	(3,579,033)	(9,732,798)
Institutional Class	(5,132,136)	(5,137,062)	(3,465,598)	(13,130,842)
Net realized gains:
Class A	(317,044)	(2,234,881)	–	–
Institutional Class	(1,321,051)	(14,581,517)	–	–
Tax return of capital:
Class A	–	–	–	(804,998)
Institutional Class	–	–	–	(951,720)

Change in net assets from shareholder distributions	(7,902,417)	(22,810,025)	(7,044,631)	(24,620,358)

Common Stock Transactions:
Change in net assets from capital transactions	(18,101,274)	(183,768,674)	(105,568,648)	(213,758,294)

Change in net assets	(30,819,339)	(203,802,572)	(113,348,903)	(195,646,138)

Net Assets:
Beginning of period	315,774,442	519,577,014	389,188,430	584,834,568

End of period	$284,955,103	$315,774,442	$275,839,527	$389,188,430

Accumulated net investment income/(loss) at end of period	$(967,912)	$1,240,939	$2,579,481	$402,123

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,162,922	$15,274,583	$30,101,060	$53,455,321
Dividends reinvested	1,355,467	2,885,508	3,450,686	10,134,195
Cost of shares redeemed	(11,840,315)	(18,528,123)	(51,546,553)	(120,391,587)

Total Class A	(6,321,926)	(368,032)	(17,994,807)	(56,802,071)

Institutional Class Shares
Proceeds from shares issued	22,121,964	58,714,536	23,286,934	59,736,716
Dividends reinvested	6,001,953	17,967,234	2,172,508	7,881,677
Cost of shares redeemed	(39,903,265)	(260,082,412)	(113,033,283)	(224,574,616)

Total Institutional Class	(11,779,348)	(183,400,642)	(87,573,841)	(156,956,223)

Change in net assets from capital transactions:	$(18,101,274)	$(183,768,674)	$(105,568,648)	$(213,758,294)

2018 Semi-Annual Report	41

Statements of Changes in Net Assets (concluded)

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	317,914	1,150,715	3,279,192	5,969,227
Reinvested	103,368	221,027	379,046	1,141,452
Redeemed	(902,908)	(1,396,949)	(5,642,521)	(13,523,934)

Total Class A Shares	(481,626)	(25,207)	(1,984,283)	(6,413,255)

Institutional Class Shares
Issued	1,718,319	4,494,195	2,723,649	7,080,491
Reinvested	464,727	1,396,806	254,780	946,727
Redeemed	(3,098,363)	(19,924,605)	(13,217,268)	(26,954,236)

Total Institutional Class Shares	(915,317)	(14,033,604)	(10,238,839)	(18,927,018)

Total change in shares:	(1,396,943)	(14,058,811)	(12,223,122)	(25,340,273)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

42	Semi-Annual Report 2018

This page intentionally left blank.

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$28.01	$(0.03)		$0.18	$0.15	$(1.18)	$–	$(1.18)	$26.98
Year Ended October 31, 2017	22.26	1.75	(g)	4.22	5.97	(0.22)	–	(0.22)	28.01
Year Ended October 31, 2016	22.82	0.45	(h)	(0.29)	0.16	(0.72)	–	(0.72)	22.26
Year Ended October 31, 2015	28.00	0.62	(j)	(4.60)	(3.98)	(1.20)	–	(1.20)	22.82
Year Ended October 31, 2014	28.63	1.09		(1.12)	(0.03)	(0.60)	–	(0.60)	28.00
Year Ended October 31, 2013	23.84	0.37		4.55	4.92	(0.13)	–	(0.13)	28.63
Institutional Class Shares
Six Months Ended April 30, 2018*	28.73	0.01		0.18	0.19	(1.25)	–	(1.25)	27.67
Year Ended October 31, 2017	22.84	1.72	(g)	4.46	6.18	(0.29)	–	(0.29)	28.73
Year Ended October 31, 2016	23.40	0.51	(h)	(0.28)	0.23	(0.79)	–	(0.79)	22.84
Year Ended October 31, 2015	28.69	0.67	(j)	(4.68)	(4.01)	(1.28)	–	(1.28)	23.40
Year Ended October 31, 2014	29.33	1.19		(1.16)	0.03	(0.67)	–	(0.67)	28.69
Year Ended October 31, 2013	24.44	0.31		4.80	5.11	(0.22)	–	(0.22)	29.33

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.14), 20.27%, and (0.55)%, respectively. For Institutional Class Shares, these amounts would have been $(0.24), 20.55%, and (0.92)%, respectively.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

44	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/ Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Portfolio Turnover (b)(f)

0.52%		$158,703	1.46%	2.34%	2.34%	(0.24%)		9%
27.14	%(g)	177,342	1.42%	3.93%	3.93%	7.02	%(g)	18%
0.99	%(h)(i)	182,094	1.35%	1.42%	1.42%	2.08	%(h)	23%
(14.62	%)(j)	242,444	1.28%	1.28%	1.28%	2.47	%(j)	11%
(0.04%)		397,911	1.26%	1.26%	1.26%	3.83%		12%
20.70%		554,922	1.25%	1.25%	1.26%	1.39%		94%

0.66%		33,242	1.21%	2.08%	2.08%	0.07%		9%
27.42	%(g)	35,318	1.17%	3.46%	3.46%	6.65	%(g)	18%
1.30	%(h)(i)	32,094	1.10%	1.17%	1.17%	2.31	%(h)	23%
(14.40	%)(j)	43,633	1.04%	1.04%	1.04%	2.56	%(j)	11%
0.19%		82,014	1.02%	1.02%	1.03%	4.06%		12%
21.04%		110,893	1.03%	1.03%	1.04%	1.15%		94%

(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.03, 0.13%, and 0.13%, respectively. For Institutional Class Shares, these amounts would have been reduced by $0.03, 0.13%, and 0.13%, respectively.
(i)	Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31,2016, which contributed $113,111 to the Select International Equity Fund to correctly record an aged dividend receivable at its net realizable value inclusive of currencyfluctuations. If such payment was excluded, the total return would have been 0.94% for Class A Shares and 1.21% for Institutional Class Shares.
(j)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.53, (15.03%), and 2.11%, respectively. For Institutional Class Shares, these amounts would have been $0.58, (14.80%), and 2.20%, respectively.

2018 Semi-Annual Report	45

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$11.95	$(0.01)		$0.09		$0.08	$(0.33)	$–	$(0.33)	$11.70
Year Ended October 31, 2017	9.79	0.43	(g)	1.89		2.32	(0.16)	–	(0.16)	11.95
Year Ended October 31, 2016	10.03	0.14	(h)	(0.08)		0.06	(0.30)	–	(0.30)	9.79
Year Ended October 31, 2015	12.23	0.21	(j)	(1.89	)(k)	(1.68)	(0.52)	–	(0.52)	10.03
Year Ended October 31, 2014	12.18	0.42		(0.36)		0.06	(0.01)	–	(0.01)	12.23
Year Ended October 31, 2013	10.38	0.13		1.92		2.05	(0.25)	0.00	(0.25)	12.18
Institutional Class Shares
Six Months Ended April 30, 2018*	11.96	–	(l)	0.09		0.09	(0.36)	–	(0.36)	11.69
Year Ended October 31, 2017	9.81	0.45	(g)	1.88		2.33	(0.18)	–	(0.18)	11.96
Year Ended October 31, 2016	10.04	0.16	(h)	(0.06)		0.10	(0.33)	–	(0.33)	9.81
Year Ended October 31, 2015	12.25	0.24	(j)	(1.90	)(k)	(1.66)	(0.55)	–	(0.55)	10.04
Year Ended October 31, 2014	12.20	0.46		(0.38)		0.08	(0.03)	–	(0.03)	12.25
Year Ended October 31, 2013	10.45	0.11		1.97		2.08	(0.33)	–	(0.33)	12.20

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Annualized for periods less than one year.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.06), 20.03%, and (0.61)%, respectively. For Institutional Class Shares, these amounts would have been $(0.04), 20.24%, and (0.37)%, respectively.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

46	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/ Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(c)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (b)(f)

0.65%		$44,432	1.65%	2.08%	2.08%	(0.14%)		9%
24.10	%(g)	49,363	1.58%	3.14%	3.15%	3.98	%(g)	13%
0.83	%(h)(i)	59,390	1.45%	1.49%	1.50%	1.49	%(h)	23%
(14.16	%)(j)(k)	79,263	1.38%	1.38%	1.38%	1.93	%(j)	12%
0.46%		120,387	1.32%	1.32%	1.33%	3.41%		11%
20.00%		168,028	1.21%	1.21%	1.23%	1.19%		97%

0.76%		36,435	1.40%	1.86%	1.86%	0.02%		9%
24.32	%(g)	44,659	1.33%	2.88%	2.89%	4.22	%(g)	13%
1.25	%(h)(i)	44,191	1.22%	1.26%	1.27%	1.71	%(h)	23%
(13.96	%)(j)(k)	69,000	1.13%	1.13%	1.13%	2.16	%(j)	12%
0.64%		108,665	1.10%	1.10%	1.11%	3.69%		11%
20.36%		157,876	1.04%	1.04%	1.04%	1.02%		97%

(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.02, 0.21%, and 0.20%, respectively. For Institutional Class Shares, these amounts would have been by reduced $0.03, 0.31%, and 0.19%, respectively.
(i)	Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $127,579 to the Select International Equity Fund II, to correctly record an aged dividend receivable at its net realizable value inclusive ofcurrency fluctuations. If such payment was excluded, the total return would have been 0.73% for Class A Shares and 1.04% for Institutional Class Shares.
(j)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.18, (14.42%), and 1.66%, respectively. For Institutional Class Shares, these amounts would have been $0.21, (14.22%), and 1.89%, respectively.
(k)	Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2015, which contributed $305,291 to the Select International Equity Fund II, to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been (14.33%) for Class A Shares and (14.13%) for Institutional Class Shares.
(l)	Less than $0.005 per share.

2018 Semi-Annual Report	47

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$13.33	$0.16	$(0.38)	$(0.22)	$(0.26)	$(0.07)	$–	$(0.33)	$12.78
Year Ended October 31, 2017	13.83	0.33	(0.18)	0.15	(0.18)	(0.47)	–	(0.65)	13.33
Year Ended October 31, 2016	13.32	0.34	0.32	0.66	(0.15)	–	–	(0.15)	13.83
Year Ended October 31, 2015	13.60	0.32	(0.19)	0.13	(0.22)	(0.17)	(0.02)	(0.41)	13.32
Year Ended October 31, 2014	13.30	0.34	0.18	0.52	(0.22)	–	–	(0.22)	13.60
Year Ended October 31, 2013	14.17	0.31	(0.56)	(0.25)	(0.29)	(0.30)	(0.03)	(0.62)	13.30
Institutional Class Shares
Six Months Ended April 30, 2018*	13.14	0.18	(0.39)	(0.21)	(0.27)	(0.07)	–	(0.34)	12.59
Year Ended October 31, 2017	13.64	0.36	(0.18)	0.18	(0.21)	(0.47)	–	(0.68)	13.14
Year Ended October 31, 2016	13.14	0.36	0.33	0.69	(0.19)	–	–	(0.19)	13.64
Year Ended October 31, 2015	13.43	0.35	(0.20)	0.15	(0.25)	(0.17)	(0.02)	(0.44)	13.14
Year Ended October 31, 2014	13.13	0.37	0.18	0.55	(0.25)	–	–	(0.25)	13.43
Year Ended October 31, 2013	14.03	0.35	(0.56)	(0.21)	(0.36)	(0.30)	(0.03)	(0.69)	13.13

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

48	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

(1.71%)		$53,820	0.69%	0.85%	2.50%	83%
1.21	%(f)	62,556	0.69%	0.76%	2.46%	151%
5.02%		65,242	0.69%	0.74%	2.47%	151%
0.91%		75,595	0.69%	0.71%	2.37%	102%
3.96%		152,196	0.68%	0.69%	2.56%	128%
(1.81%)		153,370	0.68%	0.70%	2.29%	265%

(1.61%)		231,135	0.44%	0.59%	2.75%	83%
1.50	%(f)	253,218	0.44%	0.51%	2.71%	151%
5.29%		454,335	0.44%	0.47%	2.72%	151%
1.12%		927,387	0.44%	0.45%	2.62%	102%
4.25%		1,361,252	0.42%	0.43%	2.81%	128%
(1.59%)		1,449,776	0.42%	0.43%	2.56%	265%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$9.23	$0.25	$(0.27)	$(0.02)	$(0.18)	$–	$–	$(0.18)	$9.03
Year Ended October 31, 2017	8.80	0.52	0.38	0.90	(0.43)	–	(0.04)	(0.47)	9.23
Year Ended October 31, 2016	8.98	0.49	(0.33)	0.16	(0.34)	–	–	(0.34)	8.80
Year Ended October 31, 2015	10.38	0.62	(1.22)	(0.60)	(0.44)	(0.25)	(0.11)	(0.80)	8.98
Year Ended October 31, 2014	10.61	0.62	(0.13)	0.49	(0.61)	(0.11)	–	(0.72)	10.38
Year Ended October 31, 2013	10.30	0.72	0.30	1.02	(0.71)	–	–	(0.71)	10.61
Institutional Class Shares
Six Months Ended April 30, 2018*	8.65	0.24	(0.24)	–	(0.20)	–	–	(0.20)	8.45
Year Ended October 31, 2017	8.28	0.51	0.35	0.86	(0.45)	–	(0.04)	(0.49)	8.65
Year Ended October 31, 2016	8.47	0.48	(0.31)	0.17	(0.36)	–	–	(0.36)	8.28
Year Ended October 31, 2015	9.85	0.61	(1.16)	(0.55)	(0.47)	(0.25)	(0.11)	(0.83)	8.47
Year Ended October 31, 2014	10.10	0.61	(0.11)	0.50	(0.64)	(0.11)	–	(0.75)	9.85
Year Ended October 31, 2013	9.84	0.71	0.29	1.00	(0.74)	–	–	(0.74)	10.10

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

50	Semi-Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(c)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (b)(f)

(0.17%)		$163,579	1.00%	1.19%	5.49%	17%
10.50%		185,613	1.00%	1.14%	5.79%	51%
1.91%		233,369	1.00%	1.06%	5.76%	72%
(6.01	%)(g)	522,964	1.00%	1.04%	6.43%	79%
4.70%		823,808	1.00%	1.01%	5.76%	96%
10.20%		999,250	0.99%	1.00%	6.83%	57%

(0.05%)		112,260	0.75%	0.92%	5.73%	17%
10.76%		203,575	0.75%	0.87%	6.01%	51%
2.21%		351,466	0.75%	0.79%	6.00%	72%
(5.85%)		797,494	0.75%	0.76%	6.68%	79%
5.01%		1,561,293	0.74%	0.75%	6.01%	96%
10.53%		1,553,543	0.75%	0.75%	7.10%	57%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement adjustments to the NAV per share.

2018 Semi-Annual Report	51

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. Organization

Aberdeen Investment Funds (the “Trust”) was organized as a business trust under the laws of the State of Massachusetts by a Master Trust Agreement adopted on April 30, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. As of April 30, 2018, the Trust offered four diversified, open-ended investment funds: Aberdeen Select International Equity Fund (the “Select International Equity Fund”), Aberdeen Select International Equity Fund II (the “Select International Equity Fund II”), Aberdeen Total Return Bond Fund (the “Total Return Bond Fund”), and Aberdeen Global High Income Fund (the “Global High Income Fund”). Each series of the Trust is also referred to herein as a “Fund” or collectively, the “Funds”.

Each of the Funds offers multiple share classes. As of April 30, 2018, all of the Funds offered Class A and Institutional Class shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Select International Equity Fund	Seeks long-term growth of capital.
Select International Equity Fund II	Seeks long-term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which is derived from capital appreciation and income.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with the Funds’ valuation procedures (the “Valuation Procedures”) and regulatory requirements. Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Each Fund’s assets for which market quotations are readily available are valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and ask prices.

Foreign equity securities that are traded on foreign exchanges that close prior to 4:00 p.m. Eastern time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

52	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Per an amendment to the Valuation Procedures that became effective February 21, 2017, fixed income securities, which previously had been generally valued using the mean of bid and ask prices, are now generally valued using bid prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the Valuation Procedures approved by the Trust’s Board of Trustees (the “Board”). The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine current fair value. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and strategies employed by the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser”), generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Assets and liabilities initially expressed in foreign currency will be converted into U.S. Dollar values. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. To the extent each Fund invests in other open-ended funds, the Fund will calculate its net asset value (“NAV”) based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use good faith fair value pricing and the effects of such fair value pricing.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective to maintain a $1.00 NAV, which is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. For forward currency exchange contracts the market value is interpolated by the pricing agent by using forward spot points obtained from an authorized pricing service. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Generally for swap agreements, if quotes are unavailable from authorized pricing services swap pricing is determined using a modelling tool which considers and forecasts the impact of cash flow projections, prevailing and expected interest rate movements, and potential credit events. Swap prices are generally evaluated based upon the latest available data provided by the counterparty and rely upon an industry accepted modelling tool.

When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using readily available market quotations, prices provided by independent pricing services, or by using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings and interest rates. In addition, the Adviser, through its pricing committee, may determine the fair value price in accordance with the Valuation Procedures approved by the Board.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

2018 Semi-Annual Report	53

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the six-month period ended April 30, 2018, Select International Equity Fund and Select International Equity Fund II had transfers between Level 1 and Level 2 because there was a valuation factor applied at April 30, 2018 that had not been applied at a prior period end or a valuation factor applied at a prior period end that was not applied at April 30, 2018. During the six-month period ended April 30, 2018, Global High Income Fund and Total Return Bond Fund had no transfers between levels. For the six-month period ended April 30, 2018, there were no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2	Transfer from Level 3
Select International Equity Fund	$ –	$3,299,905	$ –
Select International Equity Fund II	$ –	$1,348,502	$ –

The following is a summary of the inputs used as of April 30, 2018 in valuing the Funds’ investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Select International Equity Fund
Investments in Securities
Common Stocks	38,803,931	139,907,728	–	178,711,659
Preferred Stocks	4,837,094	12,539,177	–	17,376,271
Short-Term Investment	3,341,314	–	–	3,341,314

	46,982,339	152,446,905	–	199,429,244

[1] Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.
Select International Equity Fund II
Investments in Securities
Common Stocks	16,159,484	58,525,201	–	74,684,685
Preferred Stocks	1,901,857	5,070,239	–	6,972,096
Short-Term Investment	1,125,812	–	–	1,125,812

	19,187,153	63,595,440	–	82,782,593

[1] Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.
Total Return Bond Fund
Investments in Securities
Asset-Backed Securities	–	25,038,069	–	25,038,069
Commercial Mortgage-Backed Securities	–	25,785,775	–	25,785,775
Non-Agency Mortgage-Backed Securities	–	25,073,566	–	25,073,566
Corporate Bonds	–	97,407,943	–	97,407,943
Municipal Bonds	–	10,950,520	–	10,950,520
Government Bonds	–	21,854,920	–	21,854,920
U.S. Agencies	–	20,503,439	–	20,503,439
U.S. Treasuries	–	24,367,855	–	24,367,855

54	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Total Return Bond Fund (continued)
Investments in Securities (continued)
Agency Mortgage-Backed Securities	–	30,392,062	–	30,392,062
Short-Term Investment	944,823	–	–	944,823
Other Financial Instruments
Assets
Futures Contracts	103,468	–	–	103,468
Forward Foreign Currency Exchange Contracts	–	2,149,118	–	2,149,118
Liabilities
Futures Contracts	(403,737)	–	–	(403,737)
Forward Foreign Currency Exchange Contracts	–	(2,051,159)	–	(2,051,159)

	644,554	281,472,108	–	282,116,662

Global High Income Fund
Investments in Securities
Corporate Bonds	–	258,475,353	–	258,475,353
Bank Loans	–	8,421,022	–	8,421,022
Common Stocks	485,600	–	–	485,600
Short-Term Investment	9,410,457	–	–	9,410,457
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	1,306,959	–	1,306,959
Liabilities
Forward Foreign Currency Exchange Contracts	–	(169,058)	–	(169,058)

	9,896,057	268,034,276	–	277,930,333

Amounts	listed as “–” are $0 or round to $0.

Global High Income Fund Rollforward of Level 3 Fair Value Measurement For the Period Ended April 30, 2018
Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at April 30, 2018
BANK LOANS
Italy	$2,940,129	$3,250	$(408,222)	$454,621	$–	(2,989,778)	$–	$–	$–	$–
TOTAL	$2,940,129	$3,250	$(408,222)	$454,621	$–	$(2,989,778)	$–	$–	$–	$–

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of

2018 Semi-Annual Report	55

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the Select International Equity Fund and Select International Equity Fund II to sell foreign securities which could reduce the NAV of the Funds. In contrast to more established markets, emerging markets may have governments that are less stable and markets that are less liquid, increasing your investment risk. At April 30, 2018, the Select International Equity Fund held Venezuelan securities and held Venezuelan Bolivar. Venezuela currently imposes foreign exchange controls which prohibit the Select International Equity Fund from repatriating dividends, interest, or other income from investments or proceeds from the sale of Venezuelan securities. The Venezuelan securities and Venezuelan Bolivar have been fair valued at $0.

d.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the six-month period ended April 30, 2018, the Funds used forward contracts to hedge some of the Funds’ foreign currency holdings. Managing active currency risk involves both hedging currency risk and adding currency risk in excess of underlying bond positions. A Fund may also enter into forward contracts to obtain potential appreciation of a foreign currency, which also adds currency risk.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

56	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six-month period ended April 30, 2018, U.S. Treasury futures contracts were used to manage Total Return Bond Fund’s overall curve and interest rate exposure.

Options

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The Funds did not hold options as of April 30, 2018.

Swaps

The Total Return Bond Fund enters into interest rate swaps to manage interest-rate exposure. The Global High Income Fund uses credit default swaps to gain, or hedge, exposure to specific companies. A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net

2018 Semi-Annual Report	57

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2018:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for futures contracts Variation margin receivable for centrally cleared interest rate swap contracts	Variation margin payable for futures contracts Variation margin payable for centrally cleared interest rate swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Variation margin receivable for centrally cleared credit default swap contracts	Variation margin payable for centrally cleared credit default swap contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2018:

Total Return Bond Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2018		Period Ended April 30, 2018
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$2,149,118	Unrealized depreciation on forward currency exchange contracts	$2,051,159
Futures contracts
(interest rate risk)	Variation margin receivable for futures contracts	$103,469	Variation margin payable for futures contracts	$560,769
Total		$2,252,587		$2,611,928

Global High Income Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2018		Period Ended April 30, 2018
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$1,306,959	Unrealized depreciation on forward currency exchange contracts	$169,058
Total		$1,306,959		$169,058

58	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Total Return Bond Fund
Forward foreign currency (2)
Barclays Bank plc	$48,296	$(48,296)	$–	$–	$381,290	$(48,296)	$(60,000)	$272,994
Citibank N.A.	281,292	(162,244)	(60,000)	59,048	162,244	(162,244)	–	–
Goldman Sachs & Co.	208,135	(185,418)	–	22,717	185,418	(185,418)	–	–
HSBC Bank USA	560,394	(279,963)	(10,000)	270,431	279,963	(279,963)	–	–
JPMorgan Chase Bank N.A.	309,359	(167,623)	–	141,736	167,623	(167,623)	–	–
Royal Bank of Canada	424,455	(424,455)	–	–	756,632	(424,455)	–	332,177
UBS AG	14,570	(14,570)	–	–	54,165	(14,570)	–	39,595
Westpac Banking Corp.	302,617	(63,824)	–	238,793	63,824	(63,824)	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Global High Income Fund
Forward foreign currency (2)
Citibank N.A.	$424,065	$–	$–	$424,065	$–	$–	$–	$–
Goldman Sachs & Co.	1,848	(1,848)	–	–	1,911	(1,848)	–	63
HSBC Bank USA	–	–	–	–	116,321	–	–	116,321
JPMorgan Chase Bank N.A.	70,480	(9,624)	–	60,856	9,624	(9,624)	–	–
Royal Bank of Canada	804,228	–	–	804,228	–	–	–	–
UBS AG	2,737	(2,737)	–	–	41,202	(2,737)	–	38,465
Westpac Banking Corp.	3,601	–	–	3,601	–	–	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

2018 Semi-Annual Report	59

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2018:

Total Return Bond Fund
Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts, Written options and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$609,363	$(1,239,647)
Futures contracts
(interest rate risk)		$(255,404)	$(336,524)
Written option contracts
(interest rate risk)		$8,455	$–
Total		$362,414	$(1,576,171)

Global High Income Fund
Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts, Written options and Foreign Currency Transactions
Credit default swaps
(credit risk)		$(347)	$–
Forward foreign exchange contracts
(foreign exchange risk)		$(4,179,762)	$1,540,021
Total		$(4,180,109)	$1,540,021

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2018. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2018.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Value)
Total Return Bond Fund	$117,731,064	$127,962,172	$78,975,098	$17,214,273	*
Global High Income Fund	20,446,983	92,983,240	–	–	–

*	The Fund did not hold written options for a significant period of time during the six months ended April 30, 2018.

60	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The Funds value derivatives at fair value, as described in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

e.	Bank Loans

Global High Income Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Global High Income Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes is based on the total net asset value of each class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and Transfer Agent fees) are charged to that class.

g.	Foreign Taxes

Funds that invest in foreign securities are subject to foreign taxes that may be imposed by certain countries in which the Funds invest. The Funds generally record foreign taxes based on applicable foreign tax law. The Funds incur withholding taxes on certain foreign dividends and interest, and those taxes are accrued at the time the associated income is recorded. The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

The Select International Equity Fund and Select International Equity Fund II (collectively, the “International Equity Funds”) have received payments for Article 63 EU Tax Reclaims related to prior years (2005-2015). The Article 63 EU Tax Reclaim payments received by the International Equity Funds from certain EU countries as of the date of this report significantly increased the Select International Equity Fund’s performance from December 16, 2016 and the Select International Equity Fund II’s performance from February 1, 2017. Without these payments, each International Equity Fund’s performance would have been lower during this period. In the tax years for which the International Equity Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the International Equity Funds of the tax reclaims from these jurisdictions will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. Internal Revenue Service (“U.S. IRS”). Based on information available as of the date of this report, an estimated tax amount has been accrued and is reflected within each International

2018 Semi-Annual Report	61

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Equity Fund’s net asset value and performance. Furthermore, upon final determination of the U.S. IRS, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the relevant International Equity Fund’s expenses, net asset value and performance may be materially adversely impacted. On November 20, 2017, based on information obtained during informal discussions with the U.S. IRS, the estimated tax amount accrued within the International Equity Funds was adjusted, resulting in an impact of -0.86% and -0.42%, respectively, to net assets of Select International Equity Fund and Select International Equity Fund II. The precise amount of the tax remains uncertain as the matter remains unsettled with the U.S. IRS.

The International Equity Funds have Article 63 EU Tax Reclaims outstanding related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the International Equity Funds have recognized the Article 63 EU Tax Reclaims when a payment has been received, and have not recorded a receivable amount for any outstanding Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any additional amounts to which the International Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax. The U.S. IRS has not yet determined the amount of taxes that the International Equity Funds must pay on these amounts. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and will be distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect an International Equity Fund’s tax liability, because the U.S. IRS may require the Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S. Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were received by the Fund. As of April 30, 2018, the total amount of outstanding reclaims filed by the International Equity Funds in the countries that may be affected by the European courts’ decisions (namely, The Netherlands, Spain, Germany, France, and Sweden) represents approximately 5.7% and 8.9%, respectively, of net assets of Select International Equity Fund and Select International Equity Fund II before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims. These amounts net of estimated taxes (but excluding the impact of interest or tax on such interest) represent 3.3% and 5.1%, respectively, of net assets of Select International Equity Fund and Select International Equity Fund II. These percentages will change depending on the fluctuations of the net assets of the Funds. Receipt by a Fund of these amounts will make the Fund’s performance seem higher than it would be as a result of the performance of its portfolio investments.

There were no payments received within the six month period ended April 30, 2018. The payments received on tax reclaims and from prior periods were as follows:

	Amount	Percent of Total Net Assets		Received Date Range
Select International Equity Fund
Withholding Tax Refunds Received from Country:
Finland	$1,355,000	0.35	%*	5/21/2015
Poland	16,452,314	7.74	%**	12/16/16-2/24/17
Select International Equity Fund II
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25	%*	5/21/2015
Poland	4,400,193	4.68	%**	2/1/2017-2/24/17

*	As of October 31, 2015
**	October 31, 2017

h.	Distributions

Distributions from net investment income, if any, are declared and paid monthly for the Total Return Bond Fund and Global High Income Fund. Distributions from net investment income, if any, are declared and paid annually for the Select International Equity Fund and Select International Equity Fund II. The Funds will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”), for certain undistributed amounts.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

62	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

i.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreements with the Funds, effective May 22, 2013, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Prior to May 22, 2013, the Funds were managed by Artio Global Management LLC (the “Predecessor Adviser”) , which was acquired by Aberdeen’s parent company on May 21, 2013.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Select International Equity Fund	Of the first $5 billion	0.90%
	On the next $2.5 billion	0.88%
	Over $7.5 billion	0.85%
Select International Equity Fund II	Of the first $5 billion	0.90%
	On the next $2.5 billion	0.88%
	Over $7.5 billion	0.85%
Total Return Bond Fund	On all assets	0.35%
Global High Income Fund	Of the first $5 billion	0.65%
	On the next $2.5 billion	0.63%
	On the next $2.5 billion	0.60%
	Over $10 billion	0.59%

The Adviser has engaged the services of Aberdeen Asset Managers Limited (the “Subadviser”), an affiliate, pursuant to the subadvisory agreements. The Subadviser manages a portion of the International Equity Funds’ investments and has responsibility for making all investment decisions for the portion of a Fund’s assets that it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

Certain of the Funds and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of each Fund from exceeding the amounts listed below. This contractual limitation may not be terminated without the approval of the Board until the earlier of (a) the termination of the Investment Advisory Agreement or (b) the end of February, 2019. This limit excludes certain expenses, including taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Class A Limit	Institutional Class Limit
Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%

The Adviser has agreed to continue to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily assets. The waiver may be terminated at any time by the Board.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

2018 Semi-Annual Report	63

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

However, no reimbursement will be made for fees waived unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreements in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Six Months Ended April 30, 2018 (Expires 4/30/21)	Total*
Select International Equity Fund	$–	$–	$–	$–	$–
Select International Equity Fund II	–	–	–	–	–
Total Return Bond Fund	82,622	262,142	257,618	–	602,382
Global High Income Fund	198,764	367,227	525,704	–	1,091,695

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts	listed as “–” are $0 or round to $0.

4. Distributor and Shareholder Services

The Funds and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares. Prior to May 22, 2013, Quasar Distributors, LLC (“Quasar”) was the distributor of the Funds.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of 0.25% for Class A shares.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board members and a majority of those Board members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2018, were as follows:

Fund	Purchases	Sales
Select International Equity Fund	$18,904,040	$42,708,896
Select International Equity Fund II	7,742,574	20,415,162
Total Return Bond Fund	240,366,177	267,920,089
Global High Income Fund	53,797,463	146,589,271

6. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

64	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

b.	Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.

d.	Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

e.	Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

f.	Credit Default Swap Risk

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swap contracts may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap contracts. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation.

g.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

h.	Derivatives Risk (Including Options, Futures and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

2018 Semi-Annual Report	65

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

i.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

j.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

k.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

l.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

m.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

n.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

o.	Impact of Large Redemptions and Purchases of Fund Shares Risk

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

p.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

66	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

q.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

r.	Large-Cap Securities Risk

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

s.	Leverage Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

t.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

u.	Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

v.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

w.	Municipal Securities Risk

Certain Funds may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

x.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

y.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

z.	Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

2018 Semi-Annual Report	67

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

aa.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

bb.	Sovereign Debt Risk

Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

cc.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and such Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

dd.	Variable and Floating Rate Securities Risk

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Select International Equity Fund	$218,808,340	$27,074,313	$46,453,409	$(19,379,096)
Select International Equity Fund II	81,941,159	11,521,966	(10,680,532)	841,434
Total Return Bond Fund	287,392,017	3,360,981	(8,636,336)	(5,275,355)
Global High Income Fund	279,443,684	8,502,787	(10,016,138)	(1,513,351)

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$2,113,668	$–	$2,113,668	$–	$–	$2,113,668
Select International Equity Fund II	1,598,604	–	1,598,604	–	–	1,598,604
Total Return Bond Fund	17,888,949	4,921,076	22,810,025	–	–	22,810,025
Global High Income Fund	22,863,640	–	22,863,640	–	1,756,718	24,620,358

Amounts listed as “–” are $0 or round to $0.

68	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Select International Equity Fund	$–	$8,331,714	$–	$–	$–	$–	$–	$(24,593,768)	$(389,010,013)	$(405,272,067)
Select International Equity Fund II	–	2,365,288	–	–	–	–	(9,965)	2,897,779	(145,555,235)	(140,302,133)
Total Return Bond Fund	–	2,610,005	1,637,864	–	–	–	(207,910)	1,051,916	–	5,091,875
Global High Income Fund	–	–	–	–	–	–	–	6,289,184	(223,674,012)	(217,384,828)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2017, for federal tax purposes, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund throughout the years indicated.

Fund	Amount	Expires
Select International Equity Fund	$17,328,351	Unlimited (Short-Term)
Select International Equity Fund	371,681,662	Unlimited (Long-Term)
Select International Equity Fund II	121,152,924	2018 (Short-Term)
Select International Equity Fund II	2,256,662	Unlimited (Short-Term)
Select International Equity Fund II	22,145,649	Unlimited (Long-Term)
Global High Income Fund	52,103,754	Unlimited (Short-Term)
Global High Income Fund	171,570,258	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2018, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Select International Equity Fund	62.6%	2
Select International Equity Fund II	52.2	4
Total Return Bond Fund	69.7	6
Global High Income Fund	58.8	5

Amounts listed as “–” are $0 or round to $0.

2018 Semi-Annual Report	69

Notes to Financial Statements (concluded)

April 30, 2018 (Unaudited)

10. Line of Credit

Aberdeen Investment Funds (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to Fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Credit Facility was $25,000,000 for the six-month period ended April 30, 2018. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Select International Equity	$25,000,000	$440,613	2.856%	11
Select International Equity II	$25,000,000	1,960,000	2.856%	5
Total Return Bond Fund	$25,000,000	1,037,335	2.856%	4

In addition, the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a revolving credit facility (the “Global High Income Fund Credit Facility”) to be utilized for temporary or emergency purposes to Fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Global High Income Fund Credit Facility was $50,000,000 for the six-month period ended April 30, 2018. The Global High Income Fund may draw the entire $50,000,000 (subject to certain limitations).

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Global High Income Fund	$50,000,000	$2,905,000	2.856%	5

Principal on each outstanding loan made under the Agreement and the Global High Income Fund Credit Agreement bears the interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of each of the Credit Facility or Global High Income Fund Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018.

70	Semi-Annual Report 2018

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Investment Funds you incur ongoing costs, including investment advisory fees, shareholder service fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2017 and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value, November 1, 2017	Actual Ending Account Value, April 30, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio
Select International Equity Fund**	Class A	$1,000.00	$1,005.20	$1,017.56	$7.26	$7.30	1.46%
	Institutional Class	1,000.00	1,006.60	1,018.79	6.02	6.06	1.21%
Select International Equity Fund II**	Class A	1,000.00	1,006.50	1,016.61	8.21	8.25	1.65%
	Institutional Class	1,000.00	1,000.00	1,017.85	6.94	7.00	1.40%
Total Return Bond Fund	Class A	1,000.00	982.90	1,021.37	3.39	3.46	0.69%
	Institutional Class	1,000.00	983.90	1,022.61	2.16	2.21	0.44%
Global High Income Fund	Class A	1,000.00	998.30	1,019.84	4.95	5.01	1.00%
	Institutional Class	1,000.00	999.50	1,021.08	3.72	3.76	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
1	Represents the hypothetical 5% return before expenses.
**	Uncertain taxes and costs associated with Article 63 EU Tax Reclaims are not included in the expense table above for Select International Equity Fund and Select International Equity Fund II. In addition to the operating expenses shown in the table above and based on the information available as of the date of this Report, the Fund has accrued an estimated tax expense for the potential taxes and costs of the Article 63 EU Tax Reclaims, which is not included in the table above. If these taxes and costs were included in the table above, the annualized expense ratio and actual expenses paid would materially increase.

2018 Semi-Annual Report	71

Rev. 09/2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Applicable US and Canadian law gives consumers the right to limit some but not all sharing. These also require us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security/ Social Insurance number and account balances

•    Transaction history and assets

•   Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing. Where Aberdeen does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	Opt out available
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•   Call 215-405-5735

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice until this information is no longer required.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen U.S. Registered Investment Advisers (collectively referred to as “Aberdeen Asset Management”)
What we do
How does Aberdeen Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with applicable laws. These measures include computer safeguards and secured files and buildings.
How does Aberdeen Asset Management collect my personal information?

We collect your personal information, for example, when you:

•   Open an account or give us your contact information

•   Seek advice about your investments or make deposits or withdrawals from your account

•    Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

In order to provide you with the services for which you have engaged Aberdeen, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support. Provincial laws and individual companies may give you additional rights to limit sharing.

US Federal law gives you the right to limit only:

•   Sharing for Aberdeen and affiliates’ everyday business purposes—information about your creditworthiness

•    Aberdeen and Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Aberdeen Asset Management does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Asset Management doesn’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc, Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information

Trustees

Antoine Bernheim, Chairman

Thomas Gibbons

Bev Hendry

Robert S. Matthews

Peter Wolfram

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President and Anti-Money Laundering and Identity Theft Officer

Andrea Melia, Treasurer and Chief Financial Officer

Brian Link, Secretary

Megan Kennedy, Assistant Secretary and Vice President

Lucia Sitar, Chief Legal Officer and Vice President

Joseph Andolina, Vice President – Compliance

Lynn Chen, Vice President

Alan Goodson, Vice President

Stephen Docherty, Vice President

Steven Logan, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Brian O’Neill, Assistant Treasurer

Eric Olsen, Assistant Treasurer

Andrew Kim, Assistant Secretary Stephen Varga, Assistant Secretary

Investment Adviser

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.)

333 West 11th Street,

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0377-SAR

Item	2. Code of Ethics.

Not applicable – for annual reports only.

Item	3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item	4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item	5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item	6. Schedule of Investments

(a)	Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item	7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item	8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item	9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item	10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item	11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item	12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item	13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Investment Funds

BY:	/s/ Bev Hendry
Bev Hendry Principal Executive Officer of Aberdeen Investment Funds

Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:	/s/ Bev Hendry
Bev Hendry Principal Executive Officer of Aberdeen Investment Funds

Date: July 6, 2018

BY:	/s/ Andrea Melia
Andrea Melia Principal Financial Officer of Aberdeen Investment Funds

Date: July 6, 2018